PAGE 1
                                       Registration Nos. 002-65539/811-2958

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                      FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    / X /

               Post-Effective Amendment No. 69                       / X /

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940                                                       / X /

               Amendment No. 54                                      / X /

                         Fiscal Year Ended December 31, 1996
                      __________________________________________

                       T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                 ____________________________________________________
                  (Exact Name of Registrant as Specified in Charter)

               100 East Pratt Street, Baltimore, Maryland     21202
               __________________________________________   __________
               (Address of Principal Executive Offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code   410-345-2000
                                                               ____________

                                   Henry H. Hopkins
                                100 East Pratt Street
                              Baltimore, Maryland 21202
                       _______________________________________
                       (Name and Address of Agent for Service)

          Approximate Date of Proposed Public Offering    May 1, 1997
                                                          ____________

               It is proposed that this filing will become effective (check appropriate box):

               / /  immediately upon filing pursuant to paragraph (b)

               /X/  on May 1, 1997 pursuant to paragraph (b)

               / /  60 days after filing pursuant to paragraph (a)(1)


















          PAGE 2
               / /  on (date) pursuant to paragraph (a)(1)

               / /  75 days after filing pursuant to paragraph (a)(2)

               / /  on (date) pursuant to paragraph (a)(2) of Rule 485

               If appropriate, check the following box:

               / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933+
          ______________________________________________
          Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933 and intends to file a 24f-2 Notice by February 28, 1998.

          +Not applicable, as no securities are being registered by this Post-Effective Amendment No. 69 to the Registration Statement.












































          PAGE 3
               The Registration Statement of the T. Rowe Price International Funds, Inc. on Form N-1A (File No. 2-65539) is hereby amended under the Securities Act of 1933 to update the Registrant's financial statements, make other changes in the Registrant's Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirement of Rule 8b-16 under the Investment Company Act of 1940.

               This Amendment consists of the following:

                  Cross Reference Sheet
                  Part A of Form N-1A, Revised Prospectus
                  Part B of Form N-1A, Statement of Additional Information Part C of Form N-1A, Other Information
                  Opinion of Counsel
                  Accountants' Consent

















































          PAGE 4
                      T. ROWE PRICE GLOBAL GOVERNMENT BOND FUND
                        T. ROWE PRICE INTERNATIONAL BOND FUNDR

                       T. ROWE PRICE EMERGING MARKETS BOND FUND

                                CROSS REFERENCE SHEET
                 N-1A Item No.                          Location
                 _____________                          ________
                                        PART A
          Item 1.   Cover Page                       Cover Page
          Item 2.   Synopsis                         Transaction and Fund
                                                     Expenses
          Item 3.   Condensed Financial Information  Financial Highlights
          Item 4.   General Description of           Transaction and Fund
                    Registrant                       Expenses; Fund,
                                                     Market, and Risk
                                                     Characteristics;
                                                     Organization and
                                                     Management;
                                                     Understanding
                                                     Performance
                                                     Information;
                                                     Investment Policies
                                                     and Practices
          Item 5.   Management of the Fund           Transaction and Fund
                                                     Expenses; Fund,
                                                     Market, and Risk
                                                     Characteristics;
                                                     Organization and
                                                     Management
          Item 6.   Capital Stock and Other          Distributions and
                    Securities                       Taxes
          Item 7.   Purchase of Securities Being     Pricing Shares and
                    Offered                          Receiving Sale
                                                     Proceeds; Transaction
                                                     Procedures and Special
                                                     Requirements; Account
                                                     Requirements and
                                                     Transaction
                                                     Information;
                                                     Shareholder Services
























          PAGE 5
          Item 8.   Redemption or Repurchase         Pricing Shares and
                                                     Receiving Sale
                                                     Proceeds; Transaction
                                                     Procedures and Special
                                                     Requirements;
                                                     Exchanging and
                                                     Redeeming Shares;
                                                     Shareholder Services
          Item 9.   Pending Legal Proceedings        +
                                        PART B
          Item 10.  Cover Page                       Cover Page
          Item 11.  Table of Contents                Table of Contents
          Item 12.  General Information and History  +
          Item 13.  Investment Objectives and        Investment Objectives
                    Policies                         and Policies;
                                                     Investment Programs;
                                                     Investment
                                                     Restrictions; Risk
                                                     Factors of Investing
                                                     in Debt Obligations;
                                                     Investment
                                                     Performance; Yield
                                                     Information
          Item 14.  Management of the Registrant     Management of Funds
          Item 15.  Control Persons and Principal    Principal Holders of
                    Holders of Securities            Securities
          Item 16.  Investment Advisory and Other    Investment Management
                    Services                         Services; Custodian;
                                                     Independent
                                                     Accountants; Legal
                                                     Counsel
          Item 17.  Brokerage Allocation             Portfolio
                                                     Transactions; Code of
                                                     Ethics
          Item 18.  Capital Stock and Other          Dividends and
                    Securities                       Distributions; Capital
                                                     Stock
          Item 19.  Purchase, Redemption and         Redemptions in Kind;
                    Pricing of Securities Being      Pricing of Securities;
                    Offered                          Net Asset Value Per
                                                     Share; Federal
                                                     Registration of
                                                     Shares; Ratings of
                                                     Corporate Debt
                                                     Securities
          Item 20.  Tax Status                       Tax Status
          Item 21.  Underwriters                     Distributor for Funds


















          PAGE 6
          Item 22.  Calculation of Yield Quotations
                    of Money Market Funds            +
          Item 23.  Financial Statements             Incorporated by
                                                     Reference from Annual
                                                     Report

                                        PART C
          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
          ___________________________________
          +  Not applicable or negative answer

 PROSPECTUS

                                                                 May 1, 1997

Foreign Bond Funds

 A choice of worldwide income funds for investors seeking various combinations of high current income, diversification, and capital appreciation from foreign and U.S. fixed income securities.

FACTS AT A GLANCE


Investment Goals
High current income and capital appreciation from investments in fixed income securities throughout the world. As with any mutual fund, there is no guarantee these funds will achieve their goals.


Strategy and Risk/Reward

Each fund's share price will fluctuate with changing economic, market, and currency exchange conditions. Emerging Markets Bond Fund and International Bond Fund represent greater potential risk and reward than the Global Government Bond Fund.

Global Government Bond Fund Invests primarily in high-quality foreign and U.S. government bonds.


International Bond Fund Invests outside the U.S. primarily in a diversified portfolio of nondollar-denominated government and corporate bonds with high-quality credit ratings.

Emerging Markets Bond Fund Invests primarily in high-yielding and high-risk government and corporate debt securities of less-developed countries. Emerging market bonds carry a much greater risk of default and price decline than higher-rated bonds of developed countries. Before investing, you should consider the greater risks explained in detail in the "Risk Factors" section.


Investor Profile
Those seeking high current income and capital appreciation, as well as greater diversification for their fixed income investments, who can accept the volatility and special risks inherent in international investing. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. No sales charges; free telephone exchange; no 12b-1 marketing fees.


Investment Manager

Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd. As of December 31, 1996, Price-Fleming managed over $29 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, and Hong Kong.

T. Rowe Price International Funds, Inc.

Prospectus


May 1, 1997



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

T. ROWE PRICE                                 2
CONTENTS

1


ABOUT THE FUNDS
Transaction and Fund Expenses 2
Financial Highlights        4
Fund, Market, and Risk Characteristics 6
2

ABOUT YOUR ACCOUNT

Pricing Shares and Receiving Sale Proceeds 14
Distributions and Taxes     15
Transaction Procedures and Special Requirements 18
3


MORE ABOUT THE FUNDS
Organization and Management 21
Understanding Performance Information 25
Investment Policies and Practices 26
4

INVESTING WITH T. ROWE PRICE

Account Requirements and Transaction Information 38
Opening a New Account       38
Purchasing Additional Shares 40
Exchanging and Redeeming    40
Shareholder Services        42
Discount Brokerage           44
Investment Information       45


This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  o Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate each fund for a year, based on 1996 fiscal year expenses (and any expense limitations shown in Table 3). These are costs you pay indirectly, because they are deducted from the funds' total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

 Table 1
     Shareholder
     Transaction Expenses
                             Global Government Bond  International           Emerging Markets Bond
                                                     Bond
     Sales charge "load" on
     purchases               None                    None                    None

     Sales charge "load" on
     reinvested
     distributions           None                    None                    None

     Redemption fees         None                    None                    None

     Exchange fees           None                    None                    None
     Annual Fund Expenses    Percentage of Fiscal 1996 Average Net Assets
                             (after reduction)/a//
                                                                                        /(after
                             reduction)/ab/
     Management fee          0.35%                   0.68%                   0.00%

     Marketing fees (12b-1)  None                    None                    None

     Total other
     (shareholder
     servicing, custodial,
     auditing, etc.)         0.85%                   0.19%                   1.25%

     Total fund expenses     1.20%                   0.87%                   1.25%
-----------------------------------------------------------------------------------------------------




 /a/Had Price-Fleming not agreed to waive management fees and bear certain expenses in accordance with expense limitation agreements, fees for the following funds would have been higher: the Global Government Bond Fund's management fee and total expense ratio would have been 0.68% and 1.53%, respectively; and the Emerging Markets Bond Fund's management fee, other
 /b/
  Organization expenses will be charged to the fund for a period not to exceed Note:A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

T. ROWE PRICE                                 4
   The main types of expenses, which all mutual funds may charge against fund assets, are:


  o A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises both a group fee, 0.33% as of December 31, 1996, and an individual fund fee, as follows: 0.35% each for the Global Government Bond and International Bond Funds; and 0.45% for Emerging Markets Bond Fund. Because the investment programs of the funds are more costly to implement and maintain, their management fees are higher than those paid by most U.S. investment companies.

  o "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports and disbursing dividends, as well as providing custodial services. For the year ended December 31, 1996, the funds paid the fees shown in Table 6 to T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and to T. Rowe Price for accounting services.

  o Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  o Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
      Hypothetical Fund Expenses

                           Fund    1 year    3 years    5 years     10 years
         Global Government Bond  $12       $38        $66         $145

             International Bond    9        28         48          107

          Emerging Markets Bond   13        40         69          151
-----------------------------------------------------------------------------




  o Table 2 is just an example; actual expenses can be higher or lower than those shown.

   Table 3 sets forth expense ratio limitations and the periods for which they are effective. For each, Price-Fleming has agreed to waive management fees and bear certain expenses which would cause the funds' ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by Price-Fleming are subject to reimbursement by the fund through the indicated reimbursement date, but no reimbursement will be made if it would result in the funds' expense ratio exceeding its specified limit. Any amounts reimbursed will have the effect of increasing fees otherwise paid by a fund.

ABOUT THE FUNDS                               5

 Table 3
     Expense Ratio Limitations
                             Limitation Period  Expense Ratio           Reimbursement Date
                                                Limitation
     Global Government
     Bond/a/                 1/1/97-12/31/98    1.20%                   12/31/00

     Emerging Markets        1/1/97-12/31/98    1.25%                   12/31/00
     Bond/b/
--------------------------------------------------------------------------------------------





 /a/
  The Global Government Bond Fund previously operated under a 1.20% limitation that expired December 31, 1996. The reimbursement period for this limitation extends though December 31, 1998.

 /b/
  The Emerging Markets Bond Fund previously operated under a 1.25% limitation that expired December 31, 1996. The reimbursement period for this limitation extends through December 31, 1998.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 4, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements which are included in its annual report, and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in each fund's annual report were audited by the funds' independent accountants.


 Table 4  Financial Highlights
                                         Income From Investment Activities          Less Distributions

     Period                   Net Asset  Net            Net Realized    Total From  Net            Net Realized
     Ended                    Value,     Investment     & Unrealized    Investment  Investment     Gain (Loss)   Tax Return
                              Beginning  Income (Loss)  Gain (Loss) on  Activities  Income (Loss)                of Capital
                              of Period                 Investments
-----------------------------------------------------------------------------------------------------------------
      Global Government Bond

                      1991/a/  $10.00       $0.77/b/       $ 0.30        $ 1.07        $(0.77)           --           --
                                                                                                                      --

                       1992     10.30        0.76/b/        (0.44)         0.32         (0.76)       $(0.01)          --
                                                                                                                      --

                       1993      9.85        0.56 /b/        0.51          1.07         (0.56)        (0.28)          --
                                                                                                                      --

                       1994     10.08        0.54 /b/       (0.84)        (0.30)        (0.51)        (0.02)          $(0.03)
                                                                                                                      --

                       1995      9.22        0.59 /b/        1.04          1.63         (0.59)           --           --


                       1996     10.26        0.56 /b/        0.09          0.65         (0.56)           --           --
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  (continued on next
      Footnotes appear on page 6.                                                                                              page)

      International Bond

                       1987    $10.01       $1.01/c/       $ 1.64        $ 2.65        $(1.01)       $(0.05)          --
                                                                                                                      --
                       1988     11.60        0.91           (1.09)        (0.18)        (0.91)        (0.26)          --
                                                                                                                      --
                       1989     10.25        0.75           (1.10)        (0.35)        (0.75)           --           --
                                                                                                                      --
                       1990      9.15        0.83            0.55          1.38         (0.83)        (0.17)          --
                                                                                                                      --
                       1991      9.53        0.77            0.82          1.59         (0.77)           --           --
                                                                                                                      --
                       1992     10.35        0.87           (0.63)         0.24         (0.83)        (0.15)          --
                                                                                                                      --
                       1993      9.61        0.69            1.18          1.87         (0.69)        (0.45)          --
                                                                                                                      --
                       1994     10.34        0.60           (0.79)        (0.19)        (0.60)        (0.21)          --
                                                                                                                      --
                       1995      9.34        0.62            1.24          1.86         (0.62)        (0.12)          --
                                                                                                                      --
                       1996     10.46        0.60            0.11          0.71         (0.60)        (0.11)          --
      Emerging Markets Bond

                       1995/d/ $10.00       $1.03 /e/      $ 1.38        $ 2.41        $(1.02)       $(0.72)          --

                       1996     10.67        1.00 /e/        2.72          3.72         (1.01)        (0.41)          --
-----------------------------------------------------------------------------------------------------------------------------
                    Net Asset Value

     Total          Net Asset
     Distributions  Value,
                    End of Period

-----------------------------------

        $(0.77)          $10.30


         (0.77)            9.85


         (0.84)           10.08


         (0.56)            9.22


         (0.59)           10.26


         (0.56)           10.35
-----------------------------------


        $(1.06)          $11.60

         (1.17)           10.25

         (0.75)            9.15

         (1.00)            9.53

         (0.77)           10.35

         (0.98)            9.61

         (1.14)           10.34

         (0.81)            9.34

         (0.74)           10.46

         (0.71)           10.46

        $(1.74)          $10.67

         (1.42)           12.97
-----------------------------------

T. ROWE PRICE                                 6

 Footnotes appear on page 6.                   (continued on next page)


  Table 4  Financial Highlights (continued)
                              Returns, Ratios, and Supplemental Data
                              Total Return                 Ratio of     Ratio of Net
     Period                   (Includes     Net Assets     Expenses to  Investment    Portfolio
     Ended                    Reinvested    ($ thousands)  Average Net  Income to     Turnover
                              Dividends)                   Assets       Average Net   Rate
                                                                        Assets
      Global Government Bond

                       1991/a/ 11.31  %/b/   $   39,775      1.20 %/b/     8.07 %/b/     93.6%

                       1992     3.26  /b/        53,546      1.20 /b/      7.51/b/      236.6

                       1993    11.15  /b/        48,758      1.20 /b/      5.57 /b/     134.0

                       1994    (3.06  )/b/       36,516      1.20/b/       5.57 /b/     254.1

                       1995    18.13/b/          28,207      1.20 /b/      6.08 /b/     290.7

                       1996     6.59/b/          55,869      1.20 /b/      5.48 /b/     262.6/f/
-------------------------------------------------------------------------------------------------
      International Bond

                       1987    27.57  %/c/   $  400,173      1.25 %/c/     9.47 %/c/    284.3%

                       1988    (1.27  )         407,021      1.20          8.73         368.1

                       1989    (3.19  )         303,897      1.23          8.11         293.1

                       1990    16.05            430,386      1.15          9.04         211.4

                       1991    17.75            413,985      1.24          8.11         295.6

                       1992     2.39            513,927      1.08          8.66         357.7

                       1993    20.00            745,244      0.99          6.58         395.7

                       1994    (1.84 )          738,103      0.98          6.07         345.2

                       1995    20.30          1,015,666      0.90          6.10         237.1

                       1996     7.13            969,453      0.87          5.86         234.0
      Emerging Markets Bond

                       1995/d/ 25.81  %/e/   $    9,989      1.25 %/e/    10.20 %/e/    273.5%

                       1996    36.77/e/          39,862      1.25 /e/      8.37 /e/     168.7
-------------------------------------------------------------------------------------------------

ABOUT THE FUNDS                               7

 /a/For the period December 31, 1990 (commencement of operations) to December
  31, 1991.

 /b/Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through December 31, 1996.

 /c/Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1987.

 /d/For the period December 30, 1994 (commencement of operations) to December
  31, 1995.

 /e/Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1996.


 /f/Excludes the effect of the acquisition of the assets of the T. Rowe Price the Short-Term Global Income Fund on November 1, 1996.



 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------

 Why invest in an international fund?

   To help you decide whether an international fixed income fund is appropriate for you, this section takes a closer look at the funds' investment programs and the markets in which they invest.

   Interest rates vary from country to country depending on local economic conditions and monetary and fiscal policies. By investing in foreign fixed income markets, U.S. investors can benefit from potentially higher yields than their own market provides. Also, foreign bond markets often move independently of one another and the U.S. market. Therefore, diversifying internationally across various countries can help reduce portfolio volatility and smooth out returns.

T. ROWE PRICE                                 8
 What is the difference between international and global funds?


   Global funds invest worldwide, including both foreign and U.S. markets, while international funds invest in markets outside the U.S.

 Table 5
     International Funds Comparison Guide
     Fund                    Geographic    Quality of Securities  Normal Currency   Risk Profile (Relative to
                             Emphasis                             Exposure          One Another)
     Global Government Bond  Worldwide     Primarily High         Varies            Moderate
                                           Quality

     International Bond      Outside U.S.  Primarily High         High              High
                                           Quality

     Emerging Markets Bond   Outside U.S.  Primarily Lower        Varies            Highest
                                           Quality
-------------------------------------------------------------------------------------------------------------




 What are some of the advantages of international and global fixed income funds?

   Buying foreign bonds can be difficult and costly for the individual investor, and gaining access to many foreign markets can be complicated. Few investors have the time, the expertise, or the resources to evaluate foreign markets effectively on their own. Therefore, the professional management, broad diversification, and relative simplicity of mutual funds make them an attractive, low-cost vehicle for this type of investing.


 What are the funds' objectives and investment programs?


   The three funds described below offer a range of objectives and strategies to meet a variety of investment goals. The first two invest primarily in high-quality securities but differ in terms of currency risk as well as in investment approaches, which range from conservative to aggressive. Emerging Markets Bond Fund invests predominantly in noninvestment-grade bonds in emerging markets and offers both the highest potential reward and the greatest potential risk of loss.

  o The fund or funds you select should not be relied upon as a complete investment program, nor be used for short-term trading purposes.

  o Global Government Bond Fund This fund's objective is to provide high current income and, secondarily, capital appreciation and protection of principal by investing primarily in high-quality foreign and U.S. government bonds. The fund will normally have at least 65% of its assets in bonds issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces, and municipalities. The fund may also invest up to 20% of total assets in below-investment-grade, high-risk bonds including bonds in default or those with the lowest rating.

ABOUT THE FUNDS                               9
  o The fund has wide flexibility to engage in hedging strategies to reduce the impact of currency fluctuations on the share price.


   To reduce the effect of interest rate changes on the fund's share price while seeking higher yields, the weighted average maturity of the portfolio is likely to average around five to seven years, although the fund may adopt longer or shorter maturities in anticipation of falling or rising interest rates. The fund may also hold individual securities with maturities longer or shorter than five or seven years.

  o International Bond Fund The fund's objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate bonds outside the U.S. The fund also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The fund will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below-investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Up to 20% of the fund's assets may be invested in foreign bonds denominated in dollars, such as Brady and other emerging market bonds.

   Price-Fleming bases its investment decisions on fundamental market factors, currency trends, and credit quality. The fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

   Although the fund expects to maintain an intermediate to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the fund does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. Price-Fleming attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.


  o Emerging Markets Bond Fund The fund's objective is to provide high income and capital appreciation. The fund invests at least 65% (and potentially all) of its total assets in the government and corporate debt securities of emerging nations. Since these countries are less developed and their bonds carry a greater risk of default, such bonds are typically below investment grade and are considered junk bonds in the U.S.

T. ROWE PRICE                                 10
   The fund may invest in the lowest-rated bonds, including those in default. While these investments may offer significantly greater total returns than higher-quality bonds of developed foreign markets, they entail a higher degree of risk and are subject to sharp price declines.

   There are no maturity restrictions on the fund. Its weighted average maturity normally ranges between 5 and 10 years, but may vary substantially because of market conditions. Under normal circumstances, most of the fund's total assets are expected to be denominated in U.S. dollars, and the fund will not usually hedge foreign currency holdings back to U.S. dollar. Currency fluctuations can have a significant impact on the value of the fund's holdings.


 What other kinds of securities can the funds invest in?


   Global Government Bond and International Bond Funds invest primarily in high-quality securities to reduce credit risk. However, each of them may also invest a portion of assets in high-risk securities in an effort to enhance performance. Emerging Markets Bond Fund normally invests a significant portion (and may invest all) of its assets in high-risk, noninvestment-grade securities in pursuit of maximum income and capital appreciation. All funds ordinarily invest in the securities of at least three countries; however, all may invest in the securities of one country, including the U.S., for temporary defensive purposes.

  o All of these funds are considered "nondiversified" for purposes of the Investment Company Act of 1940.


 How does currency fluctuation affect the performance of an international or global fund?


   Fluctuating currencies can have either a positive or negative impact on all international and global funds regardless of the credit quality of their holdings. U.S. shareholders benefit when foreign currencies appreciate against the dollar and are injured when foreign currencies lose value against the dollar.

   Price-Fleming may actively manage currency risk in the Global Government Bond Fund in an effort to reduce the negative impact of a strong dollar. International Bond Fund invests almost exclusively outside the U.S. and is normally heavily exposed to foreign currencies to provide maximum potential income, appreciation and diversification but with higher risk than Global Government Bond Fund. Emerging Markets Bond Fund is the most aggressive of the funds because of the greater potential for political and economic setbacks in developing countries. Bonds issued by these countries are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and/or economic turmoil.

ABOUT THE FUNDS                               11
 What are the main risks of investing in these funds?

   The risks are the usual ones associated with investments in U.S. or foreign fixed income securities, including:


  o Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the funds discussed in this prospectus have greater interest rate risk than short-term bond funds.

  o Credit risk The chance that any of a fund's holdings will have its credit downgraded or will default, potentially reducing the fund's share price and income level. Among these three funds, Emerging Markets Bond has the highest credit risk because the average credit quality of its holdings is lowest. Please see each fund's program discussion for further credit quality information.

  o Currency risk The possibility that a fund's foreign holdings will be adversely affected by fluctuations in currency markets. For detailed discussion of this risk, please see the previous question that addressed currency fluctuation and also the succeeding question.


 What are the particular risks associated with international and global investing and these funds?


   International investing involves additional risks which can increase the potential for losses in the funds. These risks can be significantly magnified for investments in emerging markets. Currency risk can not be eliminated entirely, and there is no guarantee that hedging will always work. In addition, it may not be possible to effectively hedge the currencies of certain countries, particularly in emerging markets. Furthermore, hedging costs can be significant; and they are paid out of a fund's capital and are reflected in the net asset value.

  o Before investing, be sure to review the risks associated with international fixed income investing.


  o Currency fluctuations Transactions in foreign securities are conducted in local currencies, so dollars must often be exchanged for another currency when a stock is bought or sold or a dividend is paid. Likewise, share price quotations and total return information reflect conversion into dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French bond rose 10% in price during a year, but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be reduced to 5%. This is because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would buy more francs.

T. ROWE PRICE                                 12

  o Increased costs It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually higher than those of typical domestic funds.

  o Political and economic factors The economies, markets, and political structures of a number of the countries in which each fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is especially true for emerging markets such as those found in Latin America, Asia, Eastern Europe, and Africa. However, even investments in countries with highly developed economies are subject to risk.

  o While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.


   Some economies are less well developed (for example, various countries in Latin America, Eastern Europe, Africa, and Asia), overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures (for example, Japan, Southeast Asia, Latin America, Eastern Europe, and Africa). This makes investment in such markets significantly riskier than in other countries. Some countries, particularly those in Latin America and other emerging markets have legacies of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors). Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as Eastern Europe, China, and Africa, should be regarded as speculative.

   Certain countries have histories of political instability and upheaval (for example, Latin America and Africa) that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair a fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.

  o Legal, regulatory, and operational Certain countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S., and have settlement practices, such as delays, which could subject a fund

ABOUT THE FUNDS                               13
   to risks not customary in the U.S. In addition, securities markets in these countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

  o Pricing Portfolio securities may be listed on foreign exchanges that are open days (such as Saturdays) when the funds do not compute their prices. As a result, a fund's net asset value may change significantly on days when shareholders cannot make transactions.

  o For more details on potential risks of foreign investments, please see Investment Policies and Practices.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  o Diversification of assets to reduce the impact of a single holding on the funds' net asset value.

  o Thorough credit research by our own analysts.


  o Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more sensitive measure than maturity of a fund's sensitivity to interest rate changes.)

  o Each of the funds has a different approach to managing the impact of foreign currency changes on the fund's portfolio, as discussed previously.


 How can I decide which fund is most appropriate for me?

   First, be sure that your investment objective is consistent with the fund's.

   Second, your decision should take into account whether you have any other foreign investments. If not, you may want to invest in one or more of the funds to gain the broadest exposure to overseas opportunities.

   Third, consider your risk tolerance and the risk profile of each fund, as previously described. Also, consider your investment time horizon. Long-term bond funds are suitable only for investors with long-term investment goals.

  o If you will be needing the money you plan to invest in the near future, none of these funds is suitable.


 Is there other information I need to review before making a decision?


   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price international fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each fund, is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

   The calculation of each fund's net asset value normally will not take place contemporaneously with the determination of the value of the fund's portfolio securities. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time each fund's net asset value is calculated will not be reflected in the fund's net asset value unless Price-Fleming, under the supervision of the fund's Board of Directors, determines that the particular event should be taken into account in computing the fund's net asset value.

  o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

ABOUT YOUR ACCOUNT                            15
 How you can receive the proceeds from a sale

  o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

  o Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

T. ROWE PRICE                                 16
   Income dividends
  o Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  o Bond funds pay dividends on the first business day of each month.

  o Bond fund shares will earn dividends through the date of redemption; also, share redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of yours shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  o A capital gain or loss is the difference between the purchase and sale price of a security.

  o If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  o You sell fund shares, including an exchange from one fund to another.

  o The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

ABOUT YOUR ACCOUNT                            17
   Taxes on fund distributions
   The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the funds are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.

  o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date"- the date that establishes you as the person to receive the upcoming distribution-you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.


   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.

T. ROWE PRICE                                 18
 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be marketed "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

ABOUT YOUR ACCOUNT                            19
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).


 Keeping Your Account Open

   Due to the relatively high cost to the funds of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000

T. ROWE PRICE                                 20
   or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:


  o Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  o Remitting redemption proceeds to any person, address, or bank account not on record.

  o Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  o Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   T. Rowe Price International Funds, Inc., currently consists of 11 series, each representing a separate class of shares and having different objectives and investment policies. The 11 series and the years in which each was established are as follows: International Stock Fund, 1979; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, Global Government Bond Fund, 1990; Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund and Global Stock Fund, 1995. (The equity funds are described in a separate prospectus.) The Corporation's Charter provides that the Board of Directors may issue additional series of shares and/or additional classes of shares for each series.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  o Receive a proportional interest in a fund's income and capital gain distributions.

  o Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

T. ROWE PRICE                                 22
 Who runs the funds?

   General Oversight
   The Corporation is governed by a Board of Directors that meets regularly to review the funds' investments, performance, expenses, and other business affairs. The Board elects the funds' officers. The policy of the funds is that a majority of the Board members will be independent of Price-Fleming.

   Investment Manager

   Price-Fleming is responsible for selection and management of each fund's portfolio investments. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming also has offices in London, Tokyo, Singapore, and Hong Kong. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited (Flemings).

  o Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg.


   T. Rowe Price, Flemings, and Jardine Fleming are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by a subsidiary of Jardine Fleming Group Limited (Jardine Fleming). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  o All decisions regarding the purchase and sale of fund investments are made by Price-Fleming-specifically by the funds' portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The advisory group for each fund consists of Peter Askew, Christopher Rothery and Michael Conelius.


   Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multicurrency fixed income portfolios.

   Christopher Rothery joined Price-Fleming in 1994 and has nine years of experience managing multicurrency fixed income portfolios. Before joining Price-Fleming, he worked with Fleming International Fixed Income Management Limited since 1987.

ABOUT YOUR ACCOUNT                            23
   Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.

   Portfolio Transactions

   Decisions with respect to the purchase and sale of a fund's portfolio securities on behalf of each fund are made by Price-Fleming. The Corporation's Board of Directors has authorized Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of a fund's portfolio transactions if Price-Fleming believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) being obtained by the fund.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.




                       Fund   Transfer Agent   Subaccounting    Accounting
     Global Government Bond  $        60,000  $        3,000   $   100,000

         International Bond          972,000          46,000       125,000

      Emerging Markets Bond           50,000             --        100,000
---------------------------------------------------------------------------


Table 6 Service Fees Paid
   The Management Fee
   This fee has two parts- an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index and the Spectrum Funds and any institutional or private

T. ROWE PRICE                                 24
   label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
     --------------------------
     0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
     ----------------------------------------------------
     0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
     ----------------------------------------------------
     0.390%  Next $1 billion   0.330%  Next $10 billion
     ------------------------------------------------------------------------------
     0.370%  Next $1 billion   0.320%  Next $10 billion




   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the Price funds described previously. Based on combined T. Rowe Price funds' assets of approximately $61 billion at December 31, 1996, the group fee was 0.33%.

   Research and Administration
   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of .15% of the market value of all assets in equity accounts, .15% of the market value of all assets in active fixed income accounts, and .035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH), for which each receives from Price-Fleming a fee of .075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Asset Management Limited
   (FIAM) and JFIH provide research and administration support for fixed income accounts for which each receive a fee of .075% of the market value of all assets in active fixed income accounts and .0175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and JFIH are wholly owned subsidiaries of Flemings and Jardine Fleming, respectively, and FIAM is an indirect subsidiary of Flemings.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were

MORE ABOUT THE FUNDS                          25
   reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  o Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports, which are all available without charge.


 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.


 Yield


   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are

T. ROWE PRICE                                 26
   discussed with shareholders in fund reports. A fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances does not cause a violation of the restriction and will not require the sale of an investment if it was proper at the time it was made.


   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth herein. For instance, each fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in a fund's holdings, a fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the funds achieve their objectives.


 Types of Portfolio Securities

   In seeking to meet their investment objectives, the funds may invest in any type of security whose investment characteristics are consistent with the funds' investment programs. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fixed Income Securities

   The funds' investments may include but shall not be limited to: (1) Debt obligations issued or guaranteed by: (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including a foreign state, province or municipality, and (b) supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) Debt obligations: (a) of foreign banks and bank holding companies, and (b) of domestic banks and corporations issued in foreign currencies; and (3) Foreign corporate debt securities and commercial paper. Such securities may take a variety of forms including those issued in the local currency of the issuer, Brady bonds, Euro bonds, and bonds denominated in the ECU. Normally, the International Bond Fund will only purchase bonds denominated in foreign currencies (other than Brady and other emerging market bonds). The Global Government Bond and Emerging Markets Bond Funds may also invest in: such dollar denominated fixed income securities as (1) Debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) Domestic corporate debt securities; (3)

MORE ABOUT THE FUNDS                          27
   Domestic commercial paper, including commercial paper indexed to certain specific foreign currency exchange rates; (4) Debt obligations of domestic banks and bank holding companies; and (5) Collateralized mortgage obligations or asset-backed bonds. The funds may from time to time purchase securities on a when-issued basis, invest in repurchase agreements, and purchase bonds convertible into equities.


   Nondiversified Investment Company
   The funds are able to invest more than 5% of their assets in the fixed income securities of individual foreign governments. Each fund generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) a fund may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that
   (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by Price-Fleming) and (ii) no fund may maintain more than 10% of its total assets with any single bank; and (2) a fund may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the funds' custodian or sub-custodians. In addition, each fund intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. Such qualification requires each fund to limit its investments so that, at the end of each calendar quarter, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% is invested in a single issuer. Since, as a nondiversified investment company, each fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the funds may be subject to greater credit risk with respect to their portfolio securities than an investment company that is more broadly diversified.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed

T. ROWE PRICE                                 28
   principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  o Hybrids can have volatile prices and limited liquidity and their use by the fund may not be successful.

   Operating policy Each fund may invest up to 10% of its total assets in hybrid instruments.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Each fund will not invest more than 15% of its net assets in illiquid securities.

   Loan Participations and Assignments

   Large loans to corporations or governments, including governments of less developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. Each fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and it may assume the credit risk of the lender in addition to the borrower. In assignments, the funds' rights against the borrower may be more limited than those held by the original lender.

   Operating policy Global Government Bond and International Bond Funds may not invest more than 5% and Emerging Markets Bond Fund not more than 20% of total assets in loan participations and assignments.

   High-Yield/High-Risk Securities
   While investments in high-yield, lower-quality securities offer the opportunity for substantial income and capital appreciation, there are significant risks associated with such investments, including:


   Greater credit risk Companies and governments issuing lower-rated bonds are not as strong financially as those with higher credit ratings and their bonds are often viewed as speculative investments. Such issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession, that might impair their ability to make timely interest and principal payments. Certain less developed governments have in the past defaulted on

MORE ABOUT THE FUNDS                          29
   payment of interest and principal on debt they have issued. As a result, your fund manager relies heavily on proprietary Price-Fleming research when selecting these investments.


   Reduced market liquidity High-yielding emerging market bonds are generally less "liquid" than higher-quality bonds issued by companies and governments in developed countries. Consequently, large purchases or sales of certain high-yield, emerging market debt issues may cause significant changes in their prices. Because many of these bonds do not trade frequently, when they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role when seeking to establish the fair value of the securities.

   Other factors The major factor influencing prices of high-quality bonds is changes in interest rate levels; but this is only one of several factors affecting prices of lower-quality bonds. Because the credit quality of the issuer is lower, such bonds are more sensitive to developments affecting the issuer's underlying fundamentals, such as changes in financial condition, or a given country's economy in general. In addition, the entire bond market in an emerging market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by such investors, a high-profile default, a political upheaval of some kind, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds should also anticipate it.


   Since mutual funds can be a major source of demand in certain markets, substantial cash flows into and out of these funds can affect high-yield bond prices. If, for example, a significant number of funds were to sell bonds to meet shareholder redemptions, both bond prices and a fund's share price could fall more than underlying fundamentals might justify.

  o Defaulted bonds are acquired only if the fund manager foresees the potential for significant capital appreciation.

   Brady Bonds Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady bonds are often considered speculative, below-investment-grade investments because the timely payment of interest is the

T. ROWE PRICE                                 30
   responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady bonds may be structured with floating rate or low fixed rate coupons.


   Operating policy Global Government Bond and International Bond Funds may each invest up to 20% of total assets in below-investment-grade ("junk") bonds. The Emerging Markets Bond Fund may invest substantially all of its assets in such bonds.

   Emerging Markets Bond Fund

   Convertible Bonds Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

   While the fund intends to invest primarily in debt securities, it may invest in convertible bonds or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, the fund may consider equity securities or convertible bonds to gain exposure to such markets.

   Operating policy The fund may invest up to 10% of its total assets in convertible bonds and equity securities.

   Concentration of Investments From time to time, the fund may invest more than 25% of its total assets in the securities of foreign governmental and corporate entities located in the same country. However, the fund will not invest more than 25% of its total assets in any single foreign governmental issuer or in two or more such issuers subject to a common, explicit guarantee.

   International Bond Fund

   Concentration in Banking Industry When the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets, the fund will, as a matter of fundamental policy, normally have 25% or more of its assets concentrated in securities in the banking industry. Investments in the banking industry may be affected by general economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers. The profitability of the banking industry is largely dependent on the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.

MORE ABOUT THE FUNDS                          31
 Types of Management Practices

   Foreign Currency Transactions
   Each fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the portfolio from adverse currency movements, based on Price-Fleming's outlook, and the funds might be expected to enter into such contracts under the following circumstances:

   Lock In When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

   Cross Hedge If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund's portfolio holdings denominated in the currency sold.


   Direct Hedge If Price-Fleming wants to eliminate substantially all of the risk of owning a particular currency, and/or if Price-Fleming believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would hope to benefit from an increase (if any) in value of the bond.


  o It is often not possible to effectively hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.


   Proxy Hedge Price-Fleming might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, a fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

T. ROWE PRICE                                 32

   Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as Price-Fleming expected, so use of forward contracts could adversely affect a fund's total return.

   Costs of Hedging When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

   This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

   It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

   Tax Consequences of Hedging Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.


    Cash Position
   Each fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, a fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

MORE ABOUT THE FUNDS                          33
   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of a fund's total assets. A fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The funds may buy and sell futures and options contracts for a number of reasons including: to manage exposure to changes in interest rates, securities prices, and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the portfolios' duration. The funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts. In many foreign countries futures and options markets do not exist or are not sufficiently developed to be effectively used by the funds.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Lending of Portfolio Securities
   Like other mutual funds, the funds may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the funds' investment in these securities. The price of these securities is

T. ROWE PRICE                                 34
   fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchases these securities, there will be greater fluctuations in the funds' net asset values than if the funds did not purchase them.

   Portfolio Turnover

   Turnover is an indication of trading frequency. The funds may purchase and sell securities without regard to the length of time they are held. A high turnover rate may increase transaction costs and result in additional taxable gains. The funds' portfolio turnover rates for the previous three years are shown in Table 7.

 Table 7
     Portfolio Turnover Rates
     Fund                        1994      1995       1996
     Global Government Bond     254.1%    290.7%     262.6%

     International Bond         345.2%    237.1%     234.0%

     Emerging Markets Bond        *       273.5%     168.7%
-------------------------------------------------------------




 Emerging Markets Bond Fund

   Location of Company

   In determining the domicile or nationality of a company, the fund would primarily consider the following factors: whether the company is organized under the laws of a particular country; or whether the company derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

   The fund will invest at least 65% of its total assets in the securities of emerging market governments or companies located (as defined above) in emerging market countries.

   Bond Ratings and High-Yield Bonds

   Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

MORE ABOUT THE FUNDS                          35

   Table 8 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 8
     Ratings of Corporate Debt Securities
                  Moody's       Standard     Fitch                        Definition
                  Investor      & Poor's     Investors
                  Services      Services     Services, Inc.
     Long Term    Aaa           AAA          AAA                          Highest quality

                  Aa            AA           AA                           High quality

                  A             A            A                            Upper medium grade

                  Baa           BBB          BBB                          Medium grade

                  Ba            BB           BB                           Speculative

                  B             B            B                            Highly speculative
                  C
                  Caa           CCC, CC      CCC, CC                      Vulnerable to default
                  C
                  Ca            C            C                            Default is imminent

                  C             D            DDD, DD, D                   Probably in default
                  Moody's                    S&P                          Fitch
     Commercial   P-1   Superior quality     A-1+  Extremely strong       F-1+    Exceptionally strong quality
     Paper
                  C
                                             A-1   Strong quality         F-1     Very strong quality
                  C
                  P-2   Strong quality       A-2   Satisfactory quality   F-2     Good credit quality
                  C
                  P-3   Acceptable quality   A-3   Adequate quality       F-3     Fair credit quality
                  C
                                             B     Speculative quality    F-3     Weak credit quality
                  C
                                             C     Doubtful quality
-----------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 36

   Table 9 shows the average credit quality allocation of the Emerging Markets Bond Fund's assets for the fiscal year ended December 31, 1996. (Equities and reserves are excluded.) Percentages are computed on a dollar-weighted basis and are an average of 12 monthly calculations.

 Table 9
     Emerging Markets Bond Fund's Asset Composition
     Standard & Poor's   Percentage of  T. Rowe Price's
     Rating              Total Assets   Assessment of Not
                                        Rated Securities
     AAA                 0.2%           0.0%

     AA                  0.0            0.0

     A                   0.6            0.0

     BBB                 1.4            0.3

     BB                  42.5           10.7

     B                   14.5           13.9

     CCC                 0.0            6.7

     CC                  0.0            1.1

     C                   0.0            0.0

     D                   0.0            0.0

     Not Rated           33.3           0.5

                         92.5%          33.2%
------------------------------------------------------------

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number

We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, Always verify your transactions by carefully reviewing the confirmation we send Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account


$2,500 minimum initial investment; $1,000 for retirement plans or gifts or If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address on the next page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE                                 38
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:


PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 account name and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  39
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------

$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer

Use Tele*Access, your personal computer, or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone

Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

T. ROWE PRICE                                 40
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers -By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements-Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see addresses / /under Opening a New Account.)/


Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of

INVESTING WITH T. ROWE PRICE                  41
the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.


Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into

T. ROWE PRICE                                 42
a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.


Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access, but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH

With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

INVESTING WITH T. ROWE PRICE                  43
Checkwriting

(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder

You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at considerable commission savings over full-service brokers. We also provide a wide range of services, including:

To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month Newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

T. ROWE PRICE                                 44

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service-free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, Tax Considerations for Investors, and Diversifying Overseas: A T. Rowe Price Guide to International Investing.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.

To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660    1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500


For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/

 1-800-638-2587    24 hours, 7 days


To Open a Discount Brokerage Account
 1-800-638-5660


Plan Account Line
 1-800-401-3279
 For retirement plan
 investors
Investor Centers
 101 East Lombard St.    Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607


Internet Address
 www.troweprice.com
                                                              C02-040 5/1/97





























































          PAGE 8
                         STATEMENT OF ADDITIONAL INFORMATION

             T. Rowe Price International Funds, Inc. (the "Corporation")

                             Global Government Bond Fund
                               International Bond FundR
                              Emerging Markets Bond Fund

                                    (the "Funds")


                This Statement of Additional Information is not a prospectus but should be read in conjunction with each Fund's prospectus dated May 1, 1997, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street,
          Baltimore, Maryland 21202.

             If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

                The date of this Statement of Additional Information is May 1, 1997.



















                                                           SAI-INTFI 5/1/97





















          PAGE 9
                                  TABLE OF CONTENTS

                                   Page                              Page

             Call and Put Options .  15   Legal Counsel . . . . . . .  69
          Capital Stock . . . . . .  67   Lending of Portfolio
          Code of Ethics  . . . . .  57    Securities . . . . . . . .  14
          Custodian . . . . . . . .  57   Management of Funds . . . .  47
          Dealers Options . . . . .  21   Net Asset Value Per Share .  64
          Distributor for Funds . .  56   Portfolio Management
          Dividends . . . . . . . .  64    Practices  . . . . . . . .  14
          Federal Registration            Portfolio Transactions  . .  58
            of Shares . . . . . . .  69   Pricing of Securities . . .  63
          Foreign Currency                Principal Holders of
           Transactions . . . . . .  29    Securities . . . . . . . .  51
          Foreign Futures and             Ratings of Corporate Debt
           Options  . . . . . . . .  39    Securities . . . . . . . .  71
          Futures Contracts . . . .  21   Repurchase Agreements . . .  14
          Hybrid Instruments  . . .  18   Risk Factors of Foreign
          Illiquid or Restricted           Investing  . . . . . . . . . 3
           Securities . . . . . . .  11   Risk Factors of Investing in
          Independent Accountants .  69    Debt Obligations . . . . . . 8
          Investment Management           Shareholder Services  . . .  57
           Services . . . . . . . .  51   Tax Status  . . . . . . . .  64
          Investment Objectives and       Taxation of Foreign
           Policies . . . . . . . . . 2    Shareholders . . . . . . .  67
          Investment Performance  .  37   When-Issued Securities and
          Investment Programs . . . . 3    Forward Commitment
          Investment Restrictions .  34    Contracts  . . . . . . . .  44
                                          Yield Information . . .  46


                          INVESTMENT OBJECTIVES AND POLICIES

             The following information supplements the discussion of each Fund's investment objectives and policies discussed in the prospectus. Unless otherwise specified, the investment program and restrictions of each Fund are not fundamental policies. The operating policies of each Fund are subject to change by its Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. The fundamental policies of each Fund may not be changed without the approval of at least a majority of the outstanding shares of each Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.



















          PAGE 10
                                 INVESTMENT PROGRAMS

          All Funds

             The Funds' investment manager, Rowe Price-Fleming International, Inc. ("Price-Fleming"), one of America's largest managers of no-load international mutual fund assets, regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree of risk and level of return that can be expected from each market. Of course, there can be no assurance that Price-Fleming's forecasts of expected return will be reflected in the actual returns achieved by the Funds.

             Each Fund's share price will fluctuate with market, economic and foreign exchange conditions. When you sell your shares, you may lose money. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets. The Funds are subject to risks unique to international investing. See discussion under "Risk Factors of Foreign Investing" below. Further, there is no assurance that the favorable trends discussed below will continue, and the Funds cannot guarantee they will achieve their objectives.

                          Risk Factors of Foreign Investing

             There are special risks in investing in the Funds. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Funds will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe, the Middle East, and Africa. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

             General. Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Funds, and there can be no assurance that the Funds' investment policies will be successful, or that its investment objectives will be attained. The Funds are designed for individual and institutional investors seeking to diversify beyond the United States in actively researched and managed portfolios, and are intended for long-term investors who



















          PAGE 11
          can accept the risks entailed in investment in foreign securities.

             Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

             Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

             Currency Fluctuations. The Funds will invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Funds' securities denominated in that currency would be expected to decline.

             Investment and Repatriation of Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses


















          PAGE 12
          of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

             Market Characteristics. It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. However, some investments may be made through ADRs traded in the United States. Foreign stock and bond markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock and bond exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

             Investment Funds. The Funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Funds' investment in these funds is subject to the provisions of the 1940 Act discussed on page 28.


















          PAGE 13
          If the Funds invest in such investment funds, the Funds' shareholders will bear not only their proportionate share of the expenses of the Funds (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

             Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

             Taxes. The dividends and interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Funds. (See "Tax Status," page 64.)

             Costs. Investors should understand that the expense ratios of the Funds can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds are higher.

             Small Companies. Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies. Some of the smaller companies in which the Funds will invest may be in major foreign markets; others may be leading companies in emerging countries outside the major foreign markets. Securities analysts generally do not follow such securities, which are seldom held outside of their respective countries and which may have


















          PAGE 14
          prospects for long-term investment returns superior to the securities of well-established and well-known companies. Direct investment in such securities may be difficult for United States investors because, among other things, information relating to such securities is often not readily available. Of course, there are also risks associated with such investments, and there is no assurance that such prospects will be realized.

             Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

          Emerging Market Investing

             Eastern Europe and Russia. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.
          In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company



















          PAGE 15
          located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

          Latin America

             The Latin America Fund's concentration of its investments in Latin America means the Fund will be more dependent on the investment considerations described above and can be expected to be more volatile than a fund which is more broadly diversified geographically. To the extent any of the other funds also invests in Latin America, such investments will be subject to these same factors. Additional factors relating to Latin America include the following:

             Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

             Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

             Foreign Currency. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.




















          PAGE 16
             Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

                    Risk Factors of Investing in Debt Obligations

             Because of their investment policies, the Bond Funds may or may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of each Fund will fluctuate based upon market, economic and foreign exchange conditions. Although each Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Funds will achieve these results.

             Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond and foreign exchange markets, the size of a particular offering,the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

             After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by a Fund. However, Price-Fleming will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Funds will attempt to


















          PAGE 17
          use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

          Special Risks of High Yield ("Junk Bond") Investing

             The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

             Youth and Growth of the Lower Rated Debt Securities Market. The market for lower rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher rated debt securities.

             Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

             Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as


















          PAGE 18
          rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

             Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

             Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

             In addition to the investments described in the Funds' prospectus, the Funds may invest in the following. References to "the Fund" are intended to refer to each of the Funds unless otherwise indicated.

                                 Types of Securities

          Hybrid Instruments

             Hybrid Instruments (a type of potentially high risk derivative) have recently been developed and combine the elements


















          PAGE 19
          of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

             The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                          Illiquid or Restricted Securities

             Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the


















          PAGE 20
          Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

             Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Price-Fleming under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Price-Fleming could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

             Global Government Bond and Emerging Markets Bond Funds

             The securities of U.S. issuers in which these Funds may invest include, but are not limited to, the following:





















          PAGE 21
             U.S. Government Obligations. Debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

             U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.
          These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

             Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

             Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

             Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

             Asset Backed Receivables. The asset-backed securities that may be purchased include, but are not limited to, Certificates for Automobile Receivables (CARSsm) and Credit Card Receivable Securities. CARSsm represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general


















          PAGE 22
          risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit Card Receivable Securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities. In addition, unlike most other asset-backed securities, Credit Card Receivable Securities are backed by obligations that are not secured by an interest in personal or real property.

             There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Fund may invest in these securities.

                            PORTFOLIO MANAGEMENT PRACTICES

                           Lending of Portfolio Securities

             Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in


















          PAGE 23
          receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Price-Fleming to be of good standing and will not be made unless, in the judgment of Price-Fleming, the consideration to be earned from such loans would justify the risk.

          Other Lending/Borrowing

               Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Price-Fleming (collectively, "Price Funds"). The Fund has no current intention of engaging in these practices at this time.

                                Repurchase Agreements

             The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Price-Fleming's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by Price-Fleming. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack



















          PAGE 24
          of access to income during this period; and (c) expenses of enforcing its rights.

                                       Options

             Options are a type of potentially high-risk derivative.

                             Writing Covered Call Options

             The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Price-Fleming's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

             A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

             The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the



















          PAGE 25
          fluctuating market value of the optioned securities or currencies.

             Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

             The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Price-Fleming, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon


















          PAGE 26
          expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

             Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

             Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

             The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call



















          PAGE 27
          option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

                The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the aggregate market value of all assets underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

                             Writing Covered Put Options

             The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

                The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)
          The Fund would generally write covered put options in circumstances where Price-Fleming wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this


















          PAGE 28
          technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering written put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the aggregate market value of all assets underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

                                Purchasing Put Options

               The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

             The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where Price-Fleming deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.


















          PAGE 29
             The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

                The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                               Purchasing Call Options

               The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

             Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies


















          PAGE 30
          at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.
          So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                          Dealer (Over-the-Counter) Options

             The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

             Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the


















          PAGE 31
          Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

                                  Futures Contracts

             Futures are a type of potentially high-risk derivative.

          Transactions in Futures

             Each Fund may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts"); however, the Funds have no current intention of entering into stock index futures. The Funds, however, reserve the right to trade in financial futures of any kind.

             Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for Price-Fleming to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

             Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect


















          PAGE 32
          of expected declines in interest rates or currency exchange rates.

             The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange.

          Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

          Regulatory Limitations

                The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

             The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

             The Fund's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such


















          PAGE 33
          as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or over current obligations.

             If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

          Trading in Futures Contracts

             A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

             Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

             If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes


















          PAGE 34
          in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

             These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

             Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

             As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

          Special Risks of Transactions in Futures Contracts

             Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in


















          PAGE 35
          turn are affected by fiscal and monetary policies and national and international political and economic events.

             Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash, liquid high-grade debt or other appropriate cover, equal in value to the current value of the underlying instrument less the margin deposit.

             Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to


















          PAGE 36
          terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

             Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

             Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Price-Fleming will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

             Successful use of futures contracts by the Fund for hedging purposes is also subject to Price-Fleming's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might


















          PAGE 37
          decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Price-Fleming believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

             In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Price-Fleming might not result in a successful hedging transaction over a very short time period.






















          PAGE 38
          Options on Futures Contracts

             The Fund may purchase and sell options on the same types of futures in which it may invest.

             Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

             As an alternative to writing or purchasing call and put options on interest rate futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

          Special Risks of Transactions in Options on Futures Contracts

             The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other


















          PAGE 39
          restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

          Additional Futures and Options Contracts

             Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

                             Foreign Futures and Options

             Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange,


















          PAGE 40
          including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

                            Foreign Currency Transactions

             A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

             The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

             First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

             Second, when Price-Fleming believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively,


















          PAGE 41
          where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Price-Fleming believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

                The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

             At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

             If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward


















          PAGE 42
          contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

             Under certain circumstances, each Fund, with the exception of International Bond Fund, may commit a substantial portion or the entire value of its assets to the consummation of these contracts. Price-Fleming will consider the effect of a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities.

             The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Price-Fleming. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

             Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


















          PAGE 43
          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts

             The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

             Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

             Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.
          For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

             Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

             In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward


















          PAGE 44
          exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

               When-Issued Securities and Forward Commitment Contracts

             The Fund may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). The Fund may invest without limitation in When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.



















          PAGE 45
             To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.


                               INVESTMENT RESTRICTIONS

             The investment restrictions described below have been adopted by each Fund. Fundamental policies of each Fund may not be changed without the approval of the lesser of (1) 67% of a Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions, in the form of operating policies, are subject to change by the Funds' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

                                 Fundamental Policies

             As a matter of fundamental policy, the Fund may not:

             (1) Borrowing. Borrow money except that each Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with each Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of each Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law.

             (2) Commodities. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;



















          PAGE 46

             (3) Industry Concentration (Global Government Bond and Emerging Markets Bond Funds). Purchase the securities of any issuer if, as a result, more than 25% of the value of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

                  Industry Concentration (International Bond Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;

             (4) Loans. Make loans, although each Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

             (5) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

             (6) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

             (7) Underwriting. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.



















          PAGE 47
                  NOTES

                  The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

                  With respect to investment restrictions (1) and (4), each Fund will not borrow from or lend to any other T. Rowe Price Fund unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. Each Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by a Fund or promulgate any rules allowing the transactions.

                  With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

                  For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. It is the position of the staff of the Securities and Exchange Commission that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, each Fund will not invest more than 25% of its total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers. Industries are determined by reference to the classifications of industries set forth in the Fund's semi-annual and annual reports.

                  For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                                  Operating Policies

             As a matter of operating policy, the Funds may not:

             (1) Borrowing. Each Fund will not purchase additional securities when money borrowed exceeds 5% of its total assets.




















          PAGE 48
             (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

             (3) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of each Fund's net asset value.

             (4) Illiquid Securities. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

             (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

             (6) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

             (7) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by a Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of a Fund's total assets at the time of borrowing or investment;

             (8) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

             (9) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

             (10) Short Sales.  Effect short sales of securities; or





















          PAGE 49

             (11) Warrants.  Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of each Fund would be invested in warrants.

             In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. Each Fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.


                                INVESTMENT PERFORMANCE

          Total Return Performance

             Each Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in each Fund. Total return is calculated as the percentage change between the beginning value of a static account in each Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of each Fund. Each average annual compound rate of return is derived from the cumulative performance of each Fund over the time period specified. The annual compound rate of return for each Fund over any other period of time will vary from the average.

                       Cumulative Performance Percentage Change

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                 12/31/96+ 12/31/96   12/31/96    12/31/96

          International Bond Fund

          International Bond Fund    7.13%   55.45%    159.00%   166.71%
                                                                 (9/10/86)


















          PAGE 50


          Global Government Bond Fund

          T. Rowe Price Global
           Government Bond Fund      6.59%    4.10%              55.95%
                                                                 (12/31/90)


          Emerging Markets Bond Fund

          T. Rowe Price Emerging
           Markets Bond Fund        36.77%                       72.07%
                                                                 (12/30/94)


                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                 12/31/96+ 12/31/96   12/31/96   12/31/96++

          International Bond Fund

          International Bond Fund    7.13%    9.22%      9.98%   9.99%
                                                                 (9/10/86)

          + If you invested $1,000 at the beginning of 1996, the total return on December 31, 1996 would be $1,071.30 ($1,000 X .0713).
          ++ Assumes purchase of one share of the International Bond Fund at the inception price of $10.00 on 9/10/86.


          Global Government Bond Fund

          T. Rowe Price Global
           Government Bond Fund      6.59%    6.98%              7.69%
                                                                 (12/31/90)

          + If you invested $1,000 at the beginning of 1996, the total return on December 31, 1996 would be $1,065.90 ($1,000 X .0659).
          ++ Assumes purchase of one share of the Global Government Bond Fund at the inception price of $10.00 on 12/28/90.




















          PAGE 51
          Emerging Markets Bond Fund

          T. Rowe Price Emerging
           Markets Bond Fund        36.77%                       31.13%
                                                                 (12/30/94)

          + If you invested $1,000 at the beginning of 1996, the total return on December 31, 1996 would be $1,367.70 ($1,000 X .3677).


          All Funds

             Other Sources of Information

             From time to time, in reports and promotional literature, one or more of the T. Rowe Price funds, including these Funds, may compare its performance to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured. Performance may also be compared to (1) indices of broad groups of managed and unmanaged securities considered to be representative of or similar to Fund portfolio holdings such as the Lipper Analytical Services, Inc.: Average of World Income Funds, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; Lipper Fixed Income Fund Performance Analysis, is a monthly publication which tracks net assets, total return, principal return and yield on approximately 950 fixed income mutual funds offered in the United States; and Morningstar, Inc., a widely used independent research firm which rates mutual funds by overall performance, investment objectives, and assets. (2) other mutual funds or (3) other measures of performance set forth in publications such as:

              Advertising News Service, Inc., "Bank Rate Monitor+ - The Weekly Financial Rate Reporter" is a weekly publication which lists the yields on various money market instruments offered to the public by 100 leading banks and thrift institutions in the U.S., including loan rates offered by these banks.






















          PAGE 52
              Consumer Price Index - prepared monthly by the Department of Commerce, this index is based on the price of selected consumer goods and is widely accepted as an indicator of U.S. price levels in general.

              First Boston High Yield Index shows statistics on the Composite Index and analytical data on new issues in the marketplace and low-grade issuers.

              International Bond Fund Major Competitors - the average of the following mutual funds: Massachusetts Financial Global Bond Fund, Merrill-Lynch Retirement Global Bond Fund, Prudential-Bache Global Yield Fund, or other similar mutual funds;

              Merrill Lynch Global Government Bond Indices - provides detailed compound returns for individual countries and a market weighted index beginning in 1986. Returns are broken down into local market and currency components.

              Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices" is a monthly publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks, together with the par weighted characteristics of each Index. The index used as a benchmark for the High Yield Fund is the High Yield
              Index.

              Reuters Reports. Reuters is a news and information organization which provides statistics and analytical data on yields available in various countries.

              Salomon Brothers Broad Investment Grade Index - a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

              Salomon Brothers Inc. "Bond Market Round-up" is a weekly publication which tracks the yields and yield spreads on a large, but select, group of money market instruments, public corporate debt obligations, and public obligations of the U.S. Treasury and agencies of the U.S. Government.

              Salomon Brothers Inc. "Market Performance" is a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad investment - Grade Bond Index and the components of the Index.



















          PAGE 53
              Salomon Brothers World Bond Index and related subindices - provides detailed compound returns for individual countries and a market-weighted index beginning in 1978. Returns are broken down into local market and currency components.

              Salomon Brothers World Government Bond Index and related subindices - provides detailed compound returns for individual countries and a market weighted index beginning in 1985. Returns are broken down into local market and currency components.

              Shearson Lehman American Express Government/Corporate Bond Index - a widely used index composed of U.S. domestic government and corporate fixed income securities.

              Shearson Lehman Brothers, Inc. "The Bond Market Report" is a monthly publication which tracks principal, coupon and total return on the Shearson Lehman Govt./Corp. Index and Shearson Lehman Aggregate Bond Index, as well as all the components of these Indices.

              Telerate Systems, Inc., a computer system to which we subscribe which tracks the daily rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

              Wall Street Journal, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Shearson Lehman/American Express Inc. and Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

             Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates will be used, as well as information provided by the Federal Reserve Board.





















          PAGE 54
             Performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, and BARRON'S, etc. may also be used.


                               GOVERNMENT BOND YIELDS+
                 The Fund can invest in the world's highest yielding
                      government bonds, wherever they are found.


                                       Chart 1


          Global Government Bond Fund

          + Semiannual equivalent yields on 10-year government bonds from 1993 through 1996.

             Source: Datastream

          IRAs

             An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investments as their time to retirement and tolerance for risk changes.

          Other Features and Benefits

                Each Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by developing a diversified investment plan: the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their


















          PAGE 55
          children; the Retirement Planning Kit (also available in a PC version) which includes a detailed workbook to determine how much money you may need for retirement and suggests how you might invest to reach your goal; and the Retirees Financial Guide which includes a detailed workbook to determine how much money you can afford to spend and still preserve your purchasing power and suggest how you might invest to reach your goal; Tax Considerations for Investors discusses the tax advantages of annuities and municipal bonds and how to assess whether they are suitable for your portfolio, reviews pros and cons of placing assets in a gift to minors account and summarizes the benefits and types of tax deferred retirement plans currently available; Personal Strategy Planner simplifies investment decision making by helping investors define personal financial goals, establish length of time the investor intends to invest, determine, risk "comfort zone" and select diversified investment mix; the How to Choose a Bond Fund guide which discusses how to choose an appropriate bond fund for your portfolio; and Diversifying
          Overseas: a T. Rowe Price Guide to International Investing helps investors determine and implement an international investment strategy that is appropriate for particular investment needs. From time to time, other worksheets and guides may be made available as well. Of course, an investment in the Fund cannot guarantee that such goals will be met.

             To assist investors in understanding the different returns and risk characteristics of various investments, the aforementioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown on the next page.

                     Historical Returns for Different Investments

          Annualized returns for periods ended 12/31/96

                                    50 years   20 years  10 years 5 years

          Small-Company Stocks        14.44%     17.84%    12.98%   19.47%

          Large-Company Stocks        12.59      14.55     15.28    15.20

          Foreign Stocks               N/A      15.29       8.74     8.48

          Long-Term Corporate Bonds    5.76       9.71      9.48     8.52

          Intermediate-Term U.S.
            Gov't. Bonds               5.89       9.14      7.77     6.17


















          PAGE 56
          Treasury Bills               4.89       7.28      5.46     4.22

          U.S. Inflation               4.08       5.15      3.70     2.89

          Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return of, any T. Rowe Price Fund. Past performance does not guarantee future results.

             Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown on the next page.

                        Performance of Retirement Portfolios*

                      Asset Mix      Average Annualized         Value
                                      Returns 20 Years            of
                                       Ended 12/31/96          $10,000
                                                              Investment
                                                             After Period
                   ________________  __________________      ____________

                                       Nominal  Real   BestWorst
          Portfolio Growth IncomeSafety ReturnReturn** YearYear

          I.   Low
               Risk   40%   40%    20%  11.5%   6.3% 24.9% 0.1% $ 88,900

          II.  Moderate
               Risk   60%   30%    10%  12.9%   7.7% 29.1% -1.8%$112,500

          III. High
               Risk   80%   20%     0%  14.1%   8.9% 33.4% -5.2%$140,300

          Source: T. Rowe Price Associates; data supplied by Lehman Brothers, Wilshire Associates and Ibbotson Associates.

          * Based on actual performance for the 20 years ended 1996 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-95 and 30-day Treasury bills from January 1976 through December 1996. Past performance does not


















          PAGE 57
               guarantee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.
          ** Based on inflation rate of 5.2% for the 20-year period ended 12/31/96.

          Insights

             From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding international markets, investing in high-yield "junk" bonds, growth stock investing, conservative stock investing, value investing, investing in small companies, tax-free investing, fixed income investing, investing in mortgage-backed securities, as well as other topics and strategies.


                                  YIELD INFORMATION

             From time to time, the Funds may advertise a yield figure calculated in the following manner:

             In conformity with regulations of the Securities and Exchange Commission, an income factor is calculated for each security in the portfolio, based upon the security's market value at the beginning of the period and expected yield-to-maturity. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.






















          PAGE 58
          Global Government Bond Fund

                The Fund's yield calculated as set forth above for the month ended December 31, 1996 was 5.22%.


          International Bond Fund

                The Fund's yield calculated as set forth above for the month ended December 31, 1996 was 5.45%.

          Emerging Markets Bond Fund

                The Fund's yield calculated as set forth above for the month ended December 31, 1996 was 6.94%.

          Redemptions in Kind

             In the unlikely event a shareholder in any of the International Funds were to receive an in kind redemption of portfolio securities of a Fund, brokerage fees could be incurred by the shareholder in subsequent sale of such securities.

          Issuance of Fund Shares for Securities

             Transactions involving issuance of a fund's shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.


                                 MANAGEMENT OF FUNDS

             The officers and directors of the Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Funds' directors who are considered "interested persons" of T. Rowe Price or the Fund as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as



















          PAGE 59
          inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

             LEO C. BAILEY, Retired (April 1996) Director--Address: 3396 South Placita Fabula, Green Valley, Arizona 85614
          ANTHONY W. DEERING, Director--Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
          DONALD W. DICK, JR., Director--Principal, Eurocapital Advisors, LLC, an acquisition and management advisory Firm (from 7/95-to present), Principal, Overseas Partners, Inc., a financial investment firm (5/89-6/95); formerly (6/65-3/89) Director and Vice President-Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O. Box 491, Chilmark, MA 02535-0491
             ADDISON LANIER, Retired (April 1996) Director--Financial management; Manager, Thomas Emery's Sons, LLC, Alternative Asset Holdings, LLC, President, Emery Group, Inc.; Director, Scinet Development and Holdings, Inc.; Address: 441 Vine Street, #2300, Cincinnati, Ohio 45202-2913
          PAUL M. WYTHES, Director--Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation (Seattle, WA) and Interventional Technologies Inc. (San Diego, CA); Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304
          *M. DAVID TESTA, Chairman of the Board--Chairman of the Board, Price-Fleming; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
             *MARTIN G. WADE, President and Director--President and Director, Price-Fleming; Director, Robert Fleming Holdings Limited; Director, Robert Fleming Asset Management; Address: 25 Copthall Avenue, London, EC2R 7DR, England
          PETER B. ASKEW, Executive Vice President--Executive Vice President, Price-Fleming
          EDWARD A. WIESE, Executive Vice President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company CHRISTOPHER D. ALDERSON, Vice President--Vice President, Price-Fleming
          ROBERT P. CAMPBELL, Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly (4/80-5/90) Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York


















          PAGE 60
             FRANCES DYDASCO, Vice President--Vice President and portfolio manager of Price-Fleming (Singapore); formerly an Investment Manager at LGT Asset Management Ltd. (Hong Kong)
          MARK J. T. EDWARDS, Vice President--Vice President, Price-Fleming JOHN R. FORD, Vice President--Vice President, Price-Fleming

          HENRY H. HOPKINS, Vice President--Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and
          T. Rowe Price Trust Company
          STEPHEN ILOTT, Vice President--Vice President, Price-Fleming; formerly (1988-1991) portfolio management, Fixed Income Portfolios Group, Robert Fleming Holdings Limited, London
          GEORGE A. MURNAGHAN, Vice President--Vice President, Price-Fleming, T. Rowe Price, T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.
             NICHOLA PEASE, Vice President--Vice President and portfolio manager of Price-Fleming; formerly a Director of Smith New Court PLC
          JAMES S. RIEPE, Vice President--Managing Director and Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company; President and Director, T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc. CHRISTOPHER ROTHERY, Vice President--Employee, Price-Fleming; formerly (1987-1989) employee of Robert Fleming Holdings Limited, London
          JAMES B. M. SEDDON, Vice President--Vice President, Price-Fleming
             MARK C. J. BICKFORD-SMITH, Vice President--Vice President and portfolio manager of Price-Fleming; formerly a Director and portfolio manager of Jardine Fleming Investment Management CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          BENEDICT R. F. THOMAS, Vice President--Vice President, Price-
          Fleming
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          DAVID J. L. WARREN, Vice President--Vice President, Price-Fleming WILLIAM F. WENDLER II, Vice President--Vice President, Price-Fleming, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          EDWARD A. WIESE, Vice President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price




















          PAGE 61
          PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
             ANN B. CRANMER, Assistant Vice President--Vice President, Price-Fleming
          ROGER L. FIERY III, Assistant Vice President--Vice President, Price-Fleming and T. Rowe Price
          LEAH P. HOLMES, Assistant Vice President--Vice President, Price-Fleming and Assistant Vice President T. Rowe Price

          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price


                                  COMPENSATION TABLE

                The Funds do not pay pension or retirement benefits to their officers or directors. Also, any director of a Fund who is an officer or employee of Price-Fleming or T. Rowe Price does not receive any remuneration from the Fund.
          _________________________________________________________________
                                                   Total Compensation
                                                      from Fund and
           Name of                  Aggregate         Fund Complex
           Person,                Compensation           Paid to
          Position                from Fund(a)        Directors(b)
          _________________________________________________________________
          International Bond

          Leo C. Bailey,               $830              $42,083
          Director(c)

          Donald W. Dick,             2,384               72,917
          Director

          Addison Lanier,               830               42,083
          Director(c)

          Paul M. Wythes,             1,965               69,667
          Director(d)





















          PAGE 62
          Global Government Bond Fund

          Leo C. Bailey,               $387              $42,083
          Director(c)


          Donald W. Dick,             1,567               72,917
          Director

          Addison Lanier,               387               42,083
          Director(c)

          Paul M. Wythes,             1,353               69,667
          Director(d)

          Short-Term Global Income Fund

             Leo C. Bailey,            $391              $42,083
          Director(c)

          Donald W. Dick,             1,288               72,917
          Director

          Addison Lanier,               391               42,083
          Director(c)

          Paul M. Wythes,             1,072               69,667
          Director(d)

          Emerging Markets Bond Fund

          Leo C. Bailey,               $379              $42,083
          Director(c)

          Donald W. Dick,             1,555               72,917
          Director

          Addison Lanier,               379               42,083
          Director(c)

          Paul M. Wythes,             1,345               69,667
          Director(d)























          PAGE 63

          (a) Amounts in this Column are based on compensation accrued for the period January 1, 1996 through December 31, 1996.
          (b) Amounts in this column are for calendar year 1996.
          (c) Messrs. Bailey and Lanier retired from their positions with the Funds in April 1996.
          (d) Mr. Wythes was appointed to the Board of Directors in January
              1996.

             The Funds' Executive Committee, comprised of Messrs. Testa and Wade, has been authorized by the Board of Directors to exercise all of the powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


                           PRINCIPAL HOLDERS OF SECURITIES

             As of the date of the prospectus, the officers and directors of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.

             As of March 31, 1997, the following shareholders owned of record more than 5% of the outstanding shares of the International Bond Fund: Charles Scwab & Co. Inc., Reinvest Account, Attn.: Mutual Fund Dept., 101 West Montgomery Street, San Francisco, California 94104-4122; and Yachtcrew & Co., FDO Spectrum Income Fund Account, Attn.: Mark White, State Street Bank and Trust Co., 1776 Heritage Drive - 4W, North Quincy, Massachusetts 02171-2101; Northern Trust Co., FBO Teacher Retirement System of Texas Trust DTD 10/1/93, P.O. Box 92956, Chicago, Illinois 60690.


                            INVESTMENT MANAGEMENT SERVICES

          Services

             Under the Management Agreement, Price-Fleming provides each Fund with discretionary investment services. Specifically, Price-Fleming is responsible for supervising and directing the investments of each Fund in accordance with the Fund's investment objective, program, and restrictions as provided in its prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of each Fund, including the negotiation of commissions and the allocation of principal business and


















          PAGE 64
          portfolio brokerage. In addition to these services, Price-Fleming provides the Funds with certain corporate administrative services, including: maintaining the Funds' corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of each Fund; maintaining liaison with the agents employed by each Fund such as the Fund's custodian and transfer agent; assisting each Fund in the coordination of such agents' activities; and permitting Price-Fleming's employees to serve as officers, directors, and committee members of each Fund without cost to the Fund.

             The Management Agreement also provides that Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for each Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

             Under the Management Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the Funds.

             Certain administrative support is provided by T. Rowe Price which receives from Price-Fleming a fee of .15% of the market value of all assets in equity accounts, .15% of the market value of all assets in active fixed income accounts and .035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management.

             Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming Investment Holdings Limited (JFIH) for which each receives from Price-Fleming a fee of .075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Asset Management Limited (FIAM) and JFIH provide research and administrative support for fixed income accounts for which each receive a fee of .075% of the market value of all assets in active fixed income accounts and 0.175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and JFIH are wholly owned subsidiaries of



















          PAGE 65
          Flemings and Jardine Fleming, respectively, and FIAM is an indirect subsidiary of Flemings.

             Robert Fleming personnel have extensive research resources throughout the world. A strong emphasis is placed on direct contact with companies in the research universe. Robert Fleming personnel, who frequently speak the local language, have access to the full range of research products available in the market place and are encouraged to produce independent work dedicated solely to portfolio investment management, which adds value to that generally available.

          Management Fee

             Each Fund pays Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described below.

             The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of each Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                     Price Funds'
                                Annual Group Base Fee
                            Rate for Each Level of Assets
                          _________________________________

                                 0.480%   First $1 billion
                                 0.450%   Next $1 billion
                                 0.420%   Next $1 billion
                                 0.390%   Next $1 billion
                                 0.370%   Next $1 billion
                                 0.360%   Next $2 billion
                                 0.350%   Next $2 billion
                                 0.340%   Next $5 billion
                                 0.330%   Next $10 billion


















          PAGE 66
                                 0.320%   Next $10 billion
                                 0.310%   Next $16 billion
                                 0.305%   Next $30 billion
                                 0.300%   Thereafter

             For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Equity Index Fund and T. Rowe Price Spectrum Fund, Inc. and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

                The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the Fund Fee Rate of 0.35% each for the Global Government Bond and International Bond Funds; and 0.45% for the Emerging Markets Bond Fund, and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

             The following chart sets forth the total management fees if any, paid to Price-Fleming by the Funds, during the last three years:

               International Bond            Global Government Bond

               1996  $6,824,000              1996   $116,000
               1995  $6,201,000              1995   $ 60,000
               1994  $5,206,000              1994   $159,000

               Emerging Markets Bond

               1996  -0-
               1995  -0-
               1994   *

               *Prior to commencement of Fund operations.





















          PAGE 67
          Limitation on Fund Expenses

               The Management Agreement between each Fund and Price-Fleming provides that each Fund will bear all expenses of its operations not specifically assumed by Price-Fleming. Set forth below are details of various expense limitations agreed to by Price-Fleming and the Funds.

          Emerging Markets Bond Fund

               In the interest of limiting the expenses of the Fund during its initial period of operations, Price-Fleming agreed to waive fees and bear any expenses through December 31, 1996, which would cause the Fund's ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to Price-Fleming by the Fund whenever the Fund's expense ratio is below 1.25%; however no reimbursement will be made to Price-Fleming after December 31, 1998, or if it would result in the expense ratio exceeding 1.25%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different levels and time periods) may be implemented after the expiration of the current one on December 31, 1996, and that with respect to any such additional limitation period, the Fund may reimburse Price-Fleming, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

                  Pursuant to the Fund's expense limitations, management fees aggregating $165,000 were not accrued for the year ended December 31, 1996, and $10,000 of other expenses were borne by Price-Fleming. Unaccrued management fees and other expenses subject to reimbursement through December 31, 1998, aggregate $357,000.


          Global Government Bond Fund

               In the interest of limiting the expenses of the Fund during its initial period of operations, Price-Fleming agreed to waive fees and bear any expenses through December 31, 1992, which would cause the Fund's ratio of expenses to average net assets to exceed 1.20%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one on December 31, 1992, and that with respect to any such additional limitation period, the Fund may reimburse


















          PAGE 68
          Price-Fleming, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation or any applicable state expense limitation. Effective January 1, 1993 Price-Fleming agreed to extend the Fund's existing expense limitation of 1.20% for a period of two years through December 31, 1994. Effective January 1, 1995, Price-Fleming agreed to extend the fund's 1.20% expense limitation for a period of two years through December 31, 1996. Fees waived or expenses paid or assumed under each agreement are subject to reimbursement to Price-Fleming by the Fund whenever the Fund's expense ratio is below 1.20%; however, no reimbursement will be made after December 31, 1994 (for the initial agreement), December 31, 1996 (for the second agreement), or December 31, 1998 (for the third agreement), or if it would result in the expense ratio exceeding 1.50%.

               Pursuant to the Fund's expense limitations, management fees aggregating $144,000, were not accrued for the year ended December 31, 1994. In addition, pursuant to past expense limitations, $388,000 of unaccrued fees and other expenses borne by Price-Fleming were permanently waived at December 31, 1994, and an additional $98,000 of unaccrued fees from 1993 remain subject to reimbursement through December 31, 1996.

          International Bond Fund

               The Fund is a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, Price-Fleming, T. Rowe Price Services, Inc. and various other T. Rowe Price funds which, along with the Funds, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

               The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those Spectrum Fund expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such Spectrum Fund expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated


















          PAGE 69
          savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

          Accounting Services for Funds

               T. Rowe Price Associates, Inc. ("T. Rowe Price"), a Maryland corporation, provides each Fund with daily accounting services.

               The following chart sets forth the total accounting fees, if any, paid to T. Rowe Price by the Funds, during the last three years:

             International Bond              Global Government Bond
          1996 $125,000                      1996  $100,000
          1995 $125,000                      1995  $100,000
          1994 $125,000                      1994  $100,000

          Emerging Markets Bond
          1996 $100,000
          1995 $100,000
          1994 *

          * Prior to commencement of fund operations.


                                DISTRIBUTOR FOR FUNDS

               T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the Funds' distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of each Fund's shares is continuous.

               Investment Services is located at the same address as the Funds and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

               Investment Services serves as distributor to the Funds pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that each Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing the Fund prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.


















          PAGE 70
               The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by each Fund. Investment Services' expenses are paid by T. Rowe Price.

               Investment Services acts as the agent of each Fund in connection with the sale of its shares in the various states which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Funds.


                                 SHAREHOLDER SERVICES

               The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for such shareholder services provided to shareholders in the omnibus accounts.

                                      CUSTODIAN

               State Street Bank and Trust Company (the "Bank") is the custodian for the Funds' U.S. securities and cash, but it does not participate in the Funds' investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. The Funds have entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories in accordance with regulations under the Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



















          PAGE 71
                                    CODE OF ETHICS

               The Funds' investment adviser (Price-Fleming) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will generally not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days. Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.


                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion

               Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by Price-Fleming. Price-Fleming is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund. However, it is included because Price-Fleming does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.

          How Brokers and Dealers are Selected

               Equity Securities

               In purchasing and selling each Fund's portfolio securities, it is Price-Fleming's policy to obtain quality execution at the


















          PAGE 72
          most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to Price-Fleming or the Funds. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

               Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

               Fixed Income Securities

               For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed though dealers who are serving as primary market makers reflect the spread between the bid and asked prices.



















          PAGE 73
               With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Price-Fleming may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

               Price-Fleming may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through broker-dealers.

          Descriptions of Research Services Received from Brokers and
          Dealers

               Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.

          Commissions to Brokers who Furnish Research Services

               Certain broker-dealers which provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the


















          PAGE 74
          concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

          Miscellaneous

               Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming, Conversely, research services received from brokers which execute transactions for a particular Fund will not necessarily be used by Price-Fleming exclusively in connection with the management of that Fund.

               Some of Price-Fleming's other clients have investment objectives and programs similar to those of the Funds. Price-Fleming may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.



















          PAGE 75
               None of the Funds allocates business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

          Transactions with Related Brokers and Dealers

               As provided in the Investment Management Agreement between each Fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that Price-Fleming will often place orders for a Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), and Robert Fleming & Co. Limited ("RF&Co.").
          FIM and RF&Co. are wholly owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

               The Board of Directors of the Funds has authorized Price-Fleming to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of each Fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each Fund. These affiliates include Jardine Fleming Securities Limited ("JFS"), a wholly owned subsidiary of JFG, RF&Co., Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm).



















          PAGE 76
               The above-referenced authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder which require the Funds' independent directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for a Fund to seek to take advantage of them.

          Other

               For the fiscal years ended December 31, 1996, December 31, 1995, and December 31, 1994, the Global Government Bond Fund engaged in portfolio transactions involving broker-dealers totaling $442,166,000, $611,644,000, and $707,718,000, respectively. The entire amounts for each year represented principal transactions as to which the Global Government Bond Fund has no knowledge of the profits or losses realized by the respective broker-dealers. For the fiscal years ended December 31, 1996, December 31, 1995, and December 31, 1994, none of the transactions were placed with firms which provided research, statistical, or other services to Price-Fleming in connection with the management of the Global Government Bond Fund or, in some cases, to the Global Government Bond Fund.

               For the fiscal years ended December 31, 1996, December 31, 1995, and December 31, 1994, the International Bond Fund engaged in portfolio transactions involving broker-dealers totaling $8,215,010,000, $11,084,876,000, and $10,978,017,000,
          respectively. The entire amounts for each year represented principal transactions as to which the International Bond Fund has no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, 0%, were placed with firms which provided research, statistical, or other services to Price-Fleming in connection with the management of the International Bond Fund or, in some cases, to the International Bond Fund.

               For the fiscal year ended December 31, 1996 and December 31, 1995, the Emerging Markets Bond Fund engaged in portfolio transactions involving broker-dealers totaling $334,337,000 and


















          PAGE 77
          $105,389,000, respectively. The entire amount for the period represented principal transactions as to which the Emerging Markets Bond Fund had no knowledge of the profits or losses realized by the respective dealers. Of these portfolio transactions, approximately 0%, was paid to firms which provided research, statistical, or other services to Price-Fleming in connection with the management of the Emerging Markets Bond Fund or, in some cases, to the Emerging Markets Bond Fund.


                                PRICING OF SECURITIES

               Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as provided by dealers who make markets in these securities or by an independent pricing service.

               For purposes of determining each Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars as provided by a major bank.

               Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each Fund, as authorized by the Board of Directors.

               Trading in the portfolio securities of each Fund may take place in various foreign markets on certain days (such as Saturday) when the Funds are not open for business and do not calculate their net asset values. In addition, trading in a Fund's portfolio securities may not occur on days when the Fund is open. The calculation of each Fund's net asset value normally will not take place contemporaneously with the determination of the value of the Fund's portfolio securities. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time each Fund's net asset value is calculated will not be reflected in the Fund's net asset value unless Price-Fleming, under the supervision of the Fund's Board of Directors, determines that the particular event should be taken into account in computing the Fund's net asset value.






















          PAGE 78
                              NET ASSET VALUE PER SHARE

               The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share or share price. Each Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

               Determination of net asset value (and the offering, sale, redemption and repurchase of shares) for a Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on any of such Exchanges is restricted (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


                                      DIVIDENDS

               Unless you elect otherwise, the Fund's annual capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS

               Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").


















          PAGE 79
               Dividends and distributions paid by the Funds are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of the Fund's income consists of dividends paid by United States corporations. Capital gain distributions paid from these Funds are never eligible for this deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

               Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the fund will be increased; if the result is a loss, for the Funds, a portion of the income dividends paid could be classified as a return of capital. Adjustments, to reflect these gains and losses will be made at the end of each Fund's taxable year.

               At the time of your purchase, each Bond Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On February 28, 1997, the books of each Fund indicated that each Fund's aggregate net assets included undistributed net income, net realized capital gains or losses, and unrealized appreciation or depreciation which are listed below.

                                                   Undistri-
                                     Undistri-      ibuted
                                       buted          Net
                                        Net        Realized
                                    Investment      Capital     Unrealized
            Fund                      Income     Gains(Losses) Appreciation

          Global Government Bond    $   51,000      $(175,000)$ (1,405,000)


















          PAGE 80
          International Bond         5,060,000      2,117,000  (32,865,000)
          Emerging Markets Bond         20,000        543,000    5,906,000

             Income received by each Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

             Each Fund intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so.
          Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, that Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

             If, in any taxable year, a Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the Funds would qualify for the 70% deduction for dividends received by corporations; and
          (iii) foreign tax credits would not "pass through" to shareholders.




















          PAGE 81
          Passive Foreign Investment Companies

             The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds it investment. In addition to bearing their proportionate share of the funds expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such funds. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

             In accordance with tax regulations, the Fund intends to treat these securities as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

          Taxation of Foreign Shareholders

             The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by each Fund - see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by each Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                                    CAPITAL STOCK

                The T. Rowe Price International Funds, Inc. (the "International Corporation") is a Maryland corporation. The Institutional International Funds, Inc. (the "Institutional Corporation") was organized in 1989, as a Maryland corporation. Each Corporation is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end investment company, commonly known as a "mutual fund."


















          PAGE 82
                Currently, the International Corporation consists of the following eleven series, each of which represents a separate class of the Corporation's shares and has different objectives and investment policies. The International Bond, International Stock, International Discovery, European Stock, New Asia, Global Government Bond, Japan, Latin America, Emerging Markets Bond, Emerging Markets Stock, and Global Stock Funds. The Global Government Bond, International Bond, and Emerging Markets Bond Funds are described in a separate Statement of Additional Information. Currently, the Institutional Corporation consists of one series, the Foreign Equity Fund. Each Charter also provides that the Board of Directors may issue additional series of shares.

             The Funds' Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that each Fund has authorized to issue without shareholder approval.

             Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation's Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics


















          PAGE 83
          attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

             Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast at least 10% of all the votes of the Corporation, entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.


                            FEDERAL REGISTRATION OF SHARES

             Each Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.





















          PAGE 84
                                    LEGAL COUNSEL

             Shereff, Friedman, Hoffman, & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.


                               INDEPENDENT ACCOUNTANTS

          International Bond and Emerging Markets Bond Funds

                Price Waterhouse LLP, Gateway International II, 1306 Concourse Drive, Suite 100, Linthicum, Maryland 21090-1020, are independent accountants to each Fund. The financial statements of the International Bond and Emerging Markets Bond Funds for the year ended December 31, 1996, and the report of independent accountants are included in the Funds' Annual Report for the year ended December 31, 1996. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1996, are incorporated into this Statement of Additional Information by reference:


                              ANNUAL REPORT REFERENCES:

                                                           INTERNATIONAL
                                                             BOND FUND
                                                           _____________

             Report of Independent Accountants                  45
          Statement of Net Assets, December 31, 1996           21-28
          Statement of Operations, year ended
           December 31, 1996                                    35
          Statement of Changes in Net Assets, years ended
           December 31, 1996 and December 31, 1995              37
          Notes to Financial Statements, December 31, 1996     39-43
          Financial Highlights                                11

                                                         EMERGING MARKETS
                                                             BOND FUND
                                                         ________________

             Report of Independent Accountants                  45
          Portfolio of Investments, December 31, 1996          29-33



















          PAGE 85
          Statement of Assets and Liabilities, year ended
           December 31, 1996                                    34
          Statement of Operations, year ended
           December 31, 1996                                    35
          Statement of Changes in Net Assets, year ended
           December 31, 1996 and fiscal year ended
           December 30, 1994 (commencement of operations)
           to December 31, 1995                                 38
          Notes to Financial Statements, December 31, 1996     39-43
          Financial Highlights                                12

             Global Government Bond Fund

             Coopers & Lybrand L.L.P., 217 East Redwood Street, Baltimore, Maryland 21202, are independent accountants to the Fund. The financial statement of the Global Government Bond Fund for the year ended December 31, 1996, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1996. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statement and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1996, is incorporated into this Statement of Additional Information by reference:


                              ANNUAL REPORT REFERENCES:

                                                         GLOBAL GOVERNMENT
                                                             BOND FUND
                                                         _________________

             Report of Independent Accountants                  44
          Statement of Net Assets, December 31, 1996           13-20
          Statement of Operations, year ended
           December 31, 1996                                    35
          Statement of Changes in Net Assets, years ended
           December 31, 1996 and December 31, 1995              37
          Notes to Financial Statements, December 31, 1995     39-43
          Financial Highlights                                10

























          PAGE 86
                         RATINGS OF CORPORATE DEBT SECURITIES

          Moody's Investors Services, Inc.

          Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

          Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

          A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

          Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
          Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

          B - Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

          C - Lowest-rated; extremely poor prospects of ever attaining investment standing.




















          PAGE 87
          Standard & Poor's Corporation

          AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

          A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

          BB, C, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          D - In default.

































          PAGE 88
                                      APPENDIX A

          Chart 1

             A line graph follows which plots semiannual equivalent yields on 10-year government bonds from 1993 through 1996. The yields for the United Kingdom, Germany, United States and Japan, during this time period, are graphed on a scale of 4 to 11.

          Source: Salomon International Market Roundup

             Plot points on the graph are as follows:

          Date             Germany      Japan        UK        US
          10/31/93         5.85         3.85         6.95      5.38
          11/30/93         5.87         3.56         6.66      5.78
          12/31/93         5.60         3.25         6.18      5.75
          1/31/94          5.76         3.70         6.40      5.69
          2/28/94          6.25         4.35         7.21      6.36
          3/31/94          6.29         4.15         7.72      6.74
          4/30/94          6.63         4.12         8.01      7.00
          5/31/94          7.07         4.16         8.62      7.07
          6/30/94          7.08         4.36         8.77      7.31
          7/31/94          6.91         4.50         8.63      7.28
          8/31/94          7.25         4.75         8.49      7.17
          9/30/94          7.58         4.56         8.90      7.62
          10/31/94         7.64         4.70         8.79      7.96
          11/30/94         7.31         4.60         8.47      7.93
          12/31/94         7.68         4.54         8.81      7.79
          1/31/95          7.47         4.65         8.68      7.66
          2/28/95          7.33         4.36         8.53      7.23
          3/31/95          7.17         3.82         8.55      7.13
          4/30/95          7.02         3.60         8.28      6.94
          5/31/95          6.66         3.07         7.87      6.28
          6/30/95          6.81         2.89         8.43      6.10
          7/31/95          6.67         3.03         8.16      6.47
          8/31/95          6.71         3.35         8.08      6.58
          9/30/95          6.68         2.90         81.3      6.27
          10/31/95         6.57         3.05         7.86      5.90
          11/30/95         6.33         2.92         7.55      5.75
          12/31/95         6.07         3.18         7.45      5.63
          1/31/96          5.96         3.20         7.49      5.61
          2/29/96          6.40         3.42         8.00      6.09
          3/31/96          6.45         3.28         8.19      6.40
          4/30/96          6.44         3.47         8.16      6.86
          5/31/96          6.59         3.26         8.16      6.79
          6/30/96          6.71         3.32         8.01      6.83


















          PAGE 89
          7/31/96          6.57         3.33         7.85      6.65
          8/31/96          6.43         3.04         7.89      6.86
          9/30/96          6.14         2.95         7.70      6.66
          10/31/96         6.10         2.68         7.67      6.35
          11/30/96         5.89         2.65         7.56      6.24
          12/31/96         6.12         2.77         7.72      6.52



























































          PAGE 90
                                        PART C
                                  OTHER INFORMATION

          Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements.

               Condensed Financial Information (Financial Highlights table) for the Funds is included in Part A of the Registration Statement.

               Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets of the Global Government Bond, International Bond, and Emerging Markets Bond Funds are included in each Fund's Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

          (b)  Exhibits.

               (1)(a) Articles of Amendment and Restatement of T. Rowe Price International Funds, Inc., dated February 16, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (1)(b)  Articles Supplementary of T. Rowe Price
                       International Funds, Inc., dated March 4, 1991

               (1)(c) Articles of Amendment of T. Rowe Price International Funds, Inc., dated May 1, 1991

               (1)(d)  Articles Supplementary of T. Rowe Price
                       International Funds, Inc., dated October 18, 1991

               (1)(e)  Articles Supplementary of T. Rowe Price
                       International Funds, Inc., dated May 4, 1992
                       (electronically filed with Amendment No. 44 dated December 22, 1994)

               (1)(f)  Articles Supplementary of T. Rowe Price
                       International Funds, Inc., dated November 4, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)





















          PAGE 91
               (1)(g)  Articles Supplementary of T. Rowe Price
                       International Funds, Inc. dated February 18, 1994 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (1)(h)  Articles Supplementary of T. Rowe Price
                       International Funds, Inc. dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

               (1)(i)  Articles Supplementary of T. Rowe Price
                       International Funds, Inc. deleting T. Rowe Price Short-Term Global Income Fund dated March 31, 1997

               (2) By-Laws of Registrant, as amended to May 1, 1991 and September 30, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

               (3)     Inapplicable

               (4)(a) Specimen Stock Certificate for International Bond Fund (filed with Amendment No. 10)

               (4)(b) Specimen Stock Certificate for International Stock Fund (filed with Amendment No. 10)

               (4)(c) Specimen Stock Certificate for International Discovery Fund (filed with Amendment No. 14)

               (4)(d) Specimen Stock Certificate for European Stock Fund (filed with Amendment No. 18)

               (4)(e) Specimen Stock Certificate for New Asia Fund (filed with Amendment No. 21)

               (4)(f) Specimen Stock Certificate for Global Government Bond Fund (filed with Amendment No. 24)

               (4)(g) T. Rowe Price Japan Fund. See Article FIFTH, Capital Stock, Paragraphs (A)-(E) of the Articles of Amendment and Restatement electronically filed with Amendment No. 19, Article II, Shareholders, Sections 2.01-2.11 and Article VIII, Capital Stock, Sections 8.01-8.06 of the Bylaws (filed with Amendment No.
                       19)



















          PAGE 92
               (5)(a) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Bond Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (5)(b) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (5)(c) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Discovery Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (5)(d) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price European Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (5)(e) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price New Asia Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (5)(f) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Government Bond Fund, dated November 7, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (5)(g) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Japan Fund, dated November 6, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (5)(h) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Latin America Fund, dated November 3, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)


















          PAGE 93

               (5)(i) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

               (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

               (7)     Inapplicable

               (8)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company dated September 28, 1987, as amended June 24, 1988, October 19, 1988, February 22, 1989, July 19, 1989, September 15, 1989, December 15, 1989, December 20, 1989,
                       January 25, 1990, February 21, 1990, June 12, 1990,
                       July 18, 1990, October 15, 1990, February 13, 1991,
                       March 6, 1991, September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992, January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994, July 27,
                       1994, September 21, 1994, November 1, 1994, November 2, 1994, January 25, 1995, September 20, 1995,
                       November 1, 1995, December 11, 1995, April 24, 1996,
                       August 2, 1996, and November 12, 1996

               (8)(b) Global Custody Agreement between The Chase Manhattan Bank, N.A. and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994,
                       November 28, 1994, May 31, 1995, November 1, 1995,
                       and July 31, 1996

               (9)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1997

               (9)(b)  Agreement between T. Rowe Price Associates, Inc. and
                       T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1997





















          PAGE 94
               (9)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 1997

               (10)    Opinion of Counsel, dated April 22, 1997

               (11)    Consent of Independent Accountants

               (12)    Inapplicable

               (13)    Inapplicable

               (14)    Inapplicable

               (15)    Inapplicable

               (16)(a) Total Return Performance Methodology

               (16)(b) T. Rowe Price Global Government Bond Fund; and T.
                       Rowe Price International Bond Fund. The Registrant hereby incorporates by reference the methodology used in calculating the performance information included in Post-Effective Amendment No. 34 and Amendment No. 12 of the T. Rowe Price New Income Fund, Inc. (SEC. File Nos. 2-48848 and 811-2396)
                       dated April 27, 1988.

               (17) Financial Data Schedule for T. Rowe Price Global Government Bond Fund, T. Rowe Price International Bond Fund, and T. Rowe Price Emerging Markets Bond Fund as of December 31, 1996

               (18)    Inapplicable

               (19)    Other Exhibits:

                       Power of Attorney for T. Rowe Price International Funds, Inc.

          Item 25.  Persons Controlled by or Under Common Control With
                    Registrant.

                    None.






















          PAGE 95
          Item 26.  Number of Holders of Securities

               As of March 31, 1997, there were 286,071 shareholders in the
          T. Rowe Price International Stock Fund.

               As of March 31, 1997, there were 25,898 shareholders in the
          T. Rowe Price International Discovery Fund.

               As of March 31, 1997, there were 52,372 shareholders in the
          T. Rowe Price European Stock Fund.

               As of March 31, 1997, there were 148,780 shareholders in the
          T. Rowe Price New Asia Fund.

               As of March 31, 1997, there were 3,568 shareholders in the
          T. Rowe Price Global Government Bond Fund.

               As of March 31, 1997, there were 28,970 shareholders in the
          T. Rowe Price International Bond Fund.

               As of March 31, 1997, there were 13,647 shareholders in the
          T. Rowe Price Japan Fund.

               As of March 31, 1997, there were 29,923 shareholders in the
          T. Rowe Price Latin America Fund.

               As of March 31, 1997 there were 12,067 shareholders in the
          T. Rowe Price Emerging Markets Stock Fund.

               As of March 31, 1997 there were 2,450 shareholders in the T. Rowe Price Global Stock Fund.

               As of March 31, 1997 there were 4,382 shareholders in the T. Rowe Price Emerging Markets Bond Fund.

          Item 27.  Indemnification

             The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group and ICI Mutual.
          These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Price Associates"), Rowe Price-Fleming International, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund and forty-five other investment companies, namely, T. Rowe Price Growth Stock Fund, Inc., T. Rowe


















          PAGE 96
          Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc.,
          T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.,
          T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc.,
          T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc.,
          T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price OTC Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., and T. Rowe Price Financial Services Fund, Inc. The Registrant and the forty-five investment companies listed above with the exception of Institutional International Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for the Price Funds, excluding T. Rowe Price International Funds, Inc. and T. Rowe Price International Series, Inc., is the Manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc., and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a wholly-owned subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.




















          PAGE 97
               Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

                    Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

                    Notwithstanding the foregoing, nothing herein shall
               protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

                    Anything in this Article X to the contrary
               notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

                    (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or





















          PAGE 98
                    (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

                         (i)  the vote of a majority of a quorum of
                              directors who are neither "interested
                              persons" of the Corporation as defined in
                              Section 2(a)(19) of the Investment Company
                              Act of 1940, nor parties to the Proceeding;
                              or

                         (ii) an independent legal counsel in a written
                              opinion.

                    Anything in this Article X to the contrary
               notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

                    (a) the Indemnitee provides a security for his undertaking; or

                    (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

                    (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

                         (i) a majority of a quorum of directors who are neither "interested persons" of the
                              Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

                         (ii) an independent legal counsel in a written
                              opinion.

               Section 10.02 of the Registrant's By-Laws provides as follows:


















          PAGE 99
                    Section 10.02. Insurance of Officers, Directors, Employees and Agents: To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Item 28. Business and Other Connections of Investment Manager.

             M. David Testa, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager, is Chairman of the Board of Price-Fleming.

             George J. Collins is a Director of the Manager.

          D. William J. Garrett, a Director of the Manager, is Chairman of Robert Fleming Securities Limited, a Director of Robert Fleming Holdings Limited ("Robert Fleming Holdings"), a parent of the Manager which is a United Kingdom holding company duly organized


















          PAGE 100
          and existing under the laws of the United Kingdom, Robert Fleming Management Services Limited, Robert Fleming Management Services Limited, Robert Fleming & Co. Limited, and Fleming Investments Limited. Mr. Garrett also serves as Director and/or officer of other companies related to or affiliated with the above listed companies.

          P. John Manser, a Director of the Manager, is Chief Executive of Robert Fleming Holdings, Chairman of Robert Fleming & Co. Limited, Director of Jardine Fleming Group Limited, Robert Fleming Management Services Limited, Fleming Investment Management Limited, Robert Fleming Asset Management Limited, Jardine Fleming Holdings Limited, and Robert Fleming Asset Management Limited and also serves as a director of the U.K. Securities and Investments Board. Mr. Manser also serves as Director and/or officer of other companies related to or affiliated with the above listed companies.

             James S. Riepe, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager, is also a Director of Price-Fleming.

             George A. Roche, who is Chairman of the Board, President, a Director, and Managing Director of the Manager, is a Director and Vice President of Price-Fleming.


          Henry C. T. Strutt, a Director of the Manager, is Managing Director and General Manager of Jardine Fleming Holdings Ltd. and Director of Robert Fleming Holdings Ltd.

             Alvin M. Younger, Jr., who is Chief Financial Officer, Managing Director, Secretary, and Treasurer of the Manager, is Secretary and Treasurer of Price-Fleming.

             Martin G. Wade, Director and President of the Manager; Director, Robert Fleming Holdings Limited and Robert Fleming Asset Management.

             With the exception of Christopher D. Alderson, Peter B. Askew, Mark Bickford-Smith, Ann B. Cranmer, Mark J. T. Edwards, Carol A. Eve, John R. Ford, Sally Patterson, Nichola Pease, Christopher Rothery, James B. M. Seddon, Benedict R. F. Thomas, Christine To, David J. L. Warren, and Martin G. Wade, all officers of the Manager are officers and/or employees of Price Associates and may also be officers and/or directors of one or more subsidiaries of Price Associates and/or one or more of the registered investment companies which Price Associates or the Manager serves as investment adviser. Mr. Ilott is an employee of Fleming Investment Management Limited, an investment adviser registered under the Investment Advisers Act of 1940. Ms. Cranmer is an employee of Fleming Investment Management Limited. Mr. Wade, who is Director and President of the Manager, is also a Non-Executive Director of Robert Fleming Holdings.
          PAGE 101
          RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. The Manager is the general partner of this partnership, and certain institutional investors, including advisory clients of the Manager, are its limited partners.

          See also "Management of Fund," in the Registrant's Statement of Additional Information.

          Item 29.  Principal Underwriters.

               (a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the other seventy-three Price Funds. Investment Services is a wholly-owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

               (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

                                                             Positions and
          Name and Principal        Positions and Offices    Offices With
          Business Address          With Underwriter         Registrant
          __________________        ______________________   ______________

          James S. Riepe            Chairman of the Board    Vice
                                                             President
          Edward C. Bernard         President                None
          Henry H. Hopkins          Vice President and       Vice
                                    Director                 President
          Charles E. Vieth          Vice President and       None


















                                    Director
          Patricia M. Archer        Vice President           None
          Joseph C. Bonasorte       Vice President           None
          Darrell N. Braman         Vice President           None
          Ronae M. Brock            Vice President           None
          Meredith C. Callanan      Vice President           None
          Christine M. Carolan      Vice President           None
          Laura H. Chasney          Vice President           None
          Victoria C. Collins       Vice President           None
          Alana S. Curtice          Vice President           None
          Christopher W. Dyer       Vice President           None
          Christine S. Fahlund      Vice President           None
          Forrest R. Foss           Vice President           None
          Andrea G. Griffin         Vice President           None
          David J. Healy            Vice President           None
          Joseph P. Healy           Vice President           None
          Walter J. Helmlinger      Vice President           None
          Eric G. Knauss            Vice President           None
          Douglas G. Kremer         Vice President           None
          Sharon Renae Krieger      Vice President           None

          PAGE 102
          Keith Wayne Lewis         Vice President           None
          James Link                Vice President           None
          Sarah McCafferty          Vice President           None
          Maurice Albert Minerbi    Vice President           None
          Nancy M. Morris           Vice President           None
          George A. Murnaghan       Vice President           None
          Steven Ellis Norwitz      Vice President           None
          Kathleen M. O'Brien       Vice President           None
          Scott R. Powell           Vice President           None
          Pamela D. Preston         Vice President           None
          Corbin D. Riemer          Vice President           None
          Lucy Beth Robins          Vice President           None
          John Richard Rockwell     Vice President           None
          Christopher S. Ross       Vice President           None
          Kenneth J. Rutherford     Vice President           None
          Daniel J. Schreiner       Vice President           None
          Monica R. Tucker          Vice President           None
          William F. Wendler, II    Vice President           None
          Jane F. White             Vice President           None
          Thomas R. Woolley         Vice President           None
          Alvin M. Younger, Jr.     Secretary and            None
                                    Treasurer
          Mark S. Finn              Controller               None
          Richard J. Barna          Assistant Vice President None
          Catherine L. Berkenkemper Assistant Vice President None
          Patricia S. Butcher       Assistant Vice President Assistant


















                                                             Secretary
          Renee M. Christoff        Assistant Vice President None
          Cheryl L. Emory           Assistant Vice President None
          John A. Galateria         Assistant Vice President None
          Douglas E. Harrison       Assistant Vice President None
          Janelyn A. Healey         Assistant Vice President None
          Kathleen Hussey           Assistant Vice President None
          Jeanette M. LeBlanc       Assistant Vice President None
          C. Lillian Matthews       Assistant Vice President None
          Janice D. McCrory         Assistant Vice President None
          Sandra J. McHenry         Assistant Vice President None
          Mark J. Mitchell          Assistant Vice President None
          Barbara A. O'Connor       Assistant Vice President None
          JeanneMarie B. Patella    Assistant Vice President None
          Kristin E. Seeberger      Assistant Vice President None
          Arthur J. Silber          Assistant Vice President None
          Jerome Tuccille           Assistant Vice President None
          Linda C. Wright           Assistant Vice President None
          Nolan L. North            Assistant Treasurer      None
          Barbara A. Van Horn       Assistant Secretary      None

               (c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

          Item 30.  Location of Accounts and Records.

               All accounts, books, and other documents required to be maintained by T. Rowe Price International Funds, Inc. under
          Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by T. Rowe

          PAGE 103
          Price International Funds, Inc. at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by
          T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for T. Rowe Price International Funds, Inc. are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171. Custody of Fund portfolio securities which are purchased outside the United States is maintained by The Chase Manhattan Bank, N.A., London in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, N.A., London is located at Woolgate House, Coleman Street, London EC2P 2HD, England.



















          Item 31.  Management Services.

               Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

          Item 32.  Undertakings.

               (a)  Inapplicable

               (b)  Inapplicable

               (c) If requested to do so by the holders of at least 10% of all votes entitled to be cast, the Registrant will call a meeting of shareholders for the purpose of voting on the question of removal of a director or directors and will assist in communications with other shareholders to the extent required by Section 16(c).

               (d) Each series of the Registrant agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom as prospectus is delivered.












































          PAGE 104
               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 23rd day of April, 1997.

                                        T. ROWE PRICE INTERNATIONAL FUNDS,
                                        INC.
                                        /s/M. David Testa
                                        By:  M. David Testa
                                             Chairman of the Board

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          SIGNATURE                       TITLE                DATE
          _________                      ______                _____

          /s/M. David Testa       Chairman of the Board    April 23, 1997
          M. David Testa        (Chief Executive Officer)

          /s/Carmen F. Deyesu           Treasurer          April 23, 1997
          Carmen F. Deyesu      (Chief Financial Officer)

          /s/Martin G. Wade      President and Director    April 23, 1997
          Martin G. Wade

                 *                      Director           April 23, 1997
          Anthony W. Deering

                 *                      Director           April 23, 1997
          Donald W. Dick, Jr.

                 *                      Director           April 23, 1997
          Paul M. Wythes

          */s/Henry H. Hopkins, Attorney-In-Fact                  April 23,
          1997
          Henry H. Hopkins, Attorney-In-Fact